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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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SCBT FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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SCBT FINANCIAL CORPORATION
520 Gervais Street
Columbia, South Carolina 29201

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held April 24, 2012

TO THE SHAREHOLDERS:

        Notice is hereby given that the Annual Meeting of the Shareholders (the "Annual Meeting") of SCBT Financial Corporation, a South Carolina corporation (the "Company"), will be held at the Company's headquarters in the Orangeburg Conference Room on the second floor, 520 Gervais Street, Columbia, South Carolina at 2:00 p.m., on April 24, 2012, for the following purposes:

  (1)
  To elect five directors of the Company to serve three-year terms (Board of Directors unanimously recommends that you vote "FOR" this proposal);

  (2)
  To ratify the appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2012 (Board of Directors unanimously recommends that you vote "FOR" this proposal);

  (3)
  To consider a proposal to approve the 2012 Omnibus Stock and Performance Plan. (Board of Directors unanimously recommends that you vote "FOR" this proposal);

  (4)
  To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        Only record holders of Common Stock of the Company at the close of business on March 2, 2012, are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

        You are cordially invited and urged to attend the Annual Meeting in person. Whether or not you plan to attend the Annual Meeting in person, you are requested to promptly vote by telephone, internet, or by mail on the proposals presented, following the instructions on the Proxy Card for whichever voting method you prefer. If you vote by mail, please complete, date, sign, and promptly return the enclosed proxy in the enclosed self-addressed, postage-paid envelope. If you need assistance in completing your proxy, please call the Company at 800-277-2175. If you are record shareholder, attend the meeting, and desire to revoke your proxy and vote in person, you may do so. In any event, a proxy may be revoked by a record holder at any time before it is exercised.

                      By Order of the Board of Directors

                      Renee R. Brooks
                      Secretary

Columbia, South Carolina
March 23, 2012

 SCBT FINANCIAL CORPORATION
520 Gervais Street
Columbia, South Carolina 29201

PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS
to be Held April 24, 2012

        This Proxy Statement is furnished to shareholders of SCBT Financial Corporation, a South Carolina corporation (herein, unless the context otherwise requires, together with its subsidiaries, the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors for use at the Annual Meeting of Shareholders to be held at the Company's headquarters in the Orangeburg Conference Room on the second floor, 520 Gervais Street, Columbia, South Carolina at 2:00 p.m., on April 24, 2012 or any adjournment thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Directions to the Company's headquarters may be obtained by contacting Keith Rainwater at 803-231-3539.

        Solicitation of proxies may be made in person or by mail, telephone or other means by directors, officers and regular employees of the Company. The Company may also request banking institutions, brokerage firms, custodians, nominees and fiduciaries to forward solicitation materials to the beneficial owners of Common Stock of the Company held of record by such persons, and the Company will reimburse the reasonable forwarding expenses. The cost of solicitation of proxies will be paid by the Company. This Proxy Statement was first mailed to shareholders on or about March 23, 2012.

        The Company has its principal executive offices at 520 Gervais Street, Columbia, South Carolina 29201. The Company's mailing address is P.O. Box 1030, Columbia, South Carolina 29202, and its telephone number is 800-277-2175.

ANNUAL REPORT

        The Annual Report to Shareholders (which includes the Company's Annual Report on Form 10-K containing, among other things, the Company's fiscal year ended December 31, 2011 financial statements) accompanies this proxy statement. Such Annual Report to Shareholders does not form any part of the material for the solicitation of proxies.

REVOCATION OF PROXY

        Any record shareholder returning the accompanying proxy may revoke such proxy at any time prior to its exercise (a) by giving written notice to the Company of such revocation, (b) by voting in person at the meeting, or (c) by executing and delivering to the Company a later dated proxy. Attendance at the Annual Meeting will not in itself constitute revocation of a proxy. Any written notice or proxy revoking a proxy should be sent to SCBT Financial Corporation, P.O. Box 1030, Columbia, South Carolina 29202, Attention: Renee R. Brooks. Written notice of revocation or delivery of a later dated proxy will be effective upon receipt thereof by the Company.

QUORUM AND VOTING

        The Company's only voting security is its $2.50 par value per common stock ("Common Stock"), each share of which entitles the holder thereof to one vote on each matter to come before the Annual Meeting. At the close of business on March 2, 2012 (the "Record Date"), the Company had issued and outstanding 14,056,363 shares of Common Stock, which were held of record by approximately 5,300 persons. Only shareholders of record at the close of business on the Record Date are entitled to notice of and to vote on matters that come before the Annual Meeting. Notwithstanding the Record Date specified above, the Company's stock transfer books will not be closed and shares of the Common Stock may be transferred subsequent to the Record Date. However, all votes must be cast in the names of holders of record on the Record Date.

        The presence in person or by proxy of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum at the Annual Meeting. If a share is represented for any purpose at the Annual Meeting by the presence of the registered owner or a person holding a valid proxy for the registered owner, it is deemed to be present for the purposes of establishing a quorum. Therefore, valid proxies which are marked "Abstain" or "Withhold" or as to which no vote is marked, including proxies submitted by brokers who are the record owners of shares but who lack the power to vote such shares (so-called "broker non-votes"), will be included in determining the number of votes present or represented at the Annual Meeting. If a quorum is not present or represented at the meeting, the shareholders entitled to vote, present in person or represented by proxy, have the power to adjourn the meeting from time to time until a quorum is present or represented. If any such adjournment is for a period of less than 30 days, no notice, other than an announcement at the meeting, is required to be given of the adjournment. If the adjournment is for 30 days or more, notice of the adjourned meeting will be given in accordance with the Bylaws. Directors, officers and regular employees of the Company may solicit proxies for the reconvened meeting in person or by mail, telephone or other means. At any such reconvened meeting at which a quorum is present or represented, any business may be transacted that might have been transacted at the meeting as originally noticed. Once a quorum has been established, it will not be destroyed by the departure of shares prior to the adjournment of the meeting.

        Provided a quorum is established at the meeting, directors will be elected by a majority of the votes cast at the Annual Meeting. Shareholders of the Company do not have cumulative voting rights.

        All other matters to be considered and acted upon at the Annual Meeting, including the proposal to ratify the appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as independent registered public accounting firm, require that the number of shares of Common Stock voted in favor of the matter exceed the number of shares of Common Stock voted against the matter, provided a quorum has been established. Abstentions, broker non-votes and the failure to return a signed proxy will have no effect on the outcome of such matters.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS
FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2012

        The Company's Proxy, Proxy Statement (providing important shareholder information for the Annual Meeting), and 2011 Annual Report to Shareholders (which includes its 2011 Annual Report on Form 10-K) accompany this Notice. The proxy statement and 2011 Annual Report to Shareholders are available at http://www.scbtonline.com under the Investor Relations page.

 ACTIONS TO BE TAKEN BY THE PROXIES

        Each proxy, unless the shareholder otherwise specifies therein, will be voted according to the recommendations of the Board of Directors as follows:

Proposal One:	FOR the election of the persons named in this Proxy Statement as the Board of Directors' nominees for election to the Board of Directors; and
Proposal Two:	FOR the ratification of the appointment of Dixon Hughes Goodman LLP as independent registered public accounting firm for the fiscal year ending December 31, 2012; and
Proposal Three:	FOR the approval of the proposal to adopt the 2012 Omnibus Stock and Performance Plan

        In each case where the shareholder has appropriately specified how the proxy is to be voted, it will be voted in accordance with his or her specifications. As to any other matter of business that may be brought before the Annual Meeting, a vote may be cast pursuant to the accompanying proxy in accordance with the best judgment of the persons voting the same. However, the Board of Directors does not know of any such other business.

SHAREHOLDER PROPOSALS AND COMMUNICATIONS

        Any shareholder of the Company desiring to include a proposal in the Company's 2013 proxy materials for action at the 2013 Annual Meeting of Shareholders must deliver the proposal to the executive offices of the Company no later than November 16, 2012 if such proposal is to be considered for inclusion in the 2013 proxy materials. Only proper proposals that are timely received will be included in the Company's 2013 Proxy Statement and Proxy. In addition, a shareholder who desires to nominate a person for election to the Board of Directors of the Company or to make any other proposal for consideration by shareholders at a shareholders' meeting must deliver notice of such proposed action to the secretary of the Company no less than 45 days before such meeting. For a nominee for director, such notice should be addressed to the Governance Committee of the Company at P.O. Box 1030, Columbia, South Carolina 29202. The recommendation must set forth the name and address of the shareholder or shareholder group making the nomination; the name of the nominee; his or her address; the number of shares of Company stock owned by the nominee; any arrangements or understandings regarding nomination; the five-year business experience of the recommended candidate; legal proceedings within the last five years involving the candidate; a description of transactions between the candidate and the Company valued in excess of $120,000 and other types of business relationships with the Company; a description of any relationships or agreements between the recommending shareholder or group and the candidate regarding nomination; a description of known relationships between the candidate and the Company's competitors, customers, business partners or other persons who have a business relationship with the Company; and a statement of the recommended candidate's qualifications for Board membership. For any other shareholder proposal, such notice must set forth the name and address of the shareholder making the proposal and the text of the resolution to be voted on.

        The Company does not have a formal process by which shareholders may communicate with the Board of Directors. Historically, however, the chairman of the Board or the Governance Committee has undertaken responsibility for responding to questions and concerns expressed by shareholders. In the view of the Board of Directors, this approach has been sufficient to ensure that questions and concerns raised by shareholders are adequately addressed. Any shareholder desiring to communicate with the Board may do so by writing to the Secretary of the Company at P.O. Box 1030, Columbia, South Carolina 29202.

 BENEFICIAL OWNERSHIP OF CERTAIN PARTIES

        The following table sets forth the number and percentage of outstanding shares that exceed 5% beneficial ownership (determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934) by any single person or group, as known by the Company:

Title of Class	Name and Address of Beneficial Owner	Amount of Beneficial Ownership(1)	Percent of Shares Outstanding
Common Stock	BlackRock, Inc.	791,363	5.65%
	40 East 52nd Street, New York, NY 10022
Common Stock	Wellington Management Company, LLP	1,354,886	9.67%
	280 Congress Street, Boston, MA 02210

(1)
Beneficial ownership of BlackRock, Inc. is based on its Schedule 13G filed with the SEC on February 8, 2012. BlackRock, Inc. reported that it has shared power to vote or to direct the vote of 791,363 shares and shared power to dispose or direct the disposition of 791,363 shares. Beneficial ownership of Wellington Management Company, LLP is based on its Schedule 13G filed with the SEC on February 14, 2012. Wellington Management Company, LLP reported that it has shared power to vote or to direct the vote of 1,295,893 shares and shared power to dispose or direct the disposition of 1,354,886 shares.

 BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

        The following table sets forth, as of March 2, 2012, the number and percentage of outstanding shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company, (ii) each executive officer named in the Summary Compensation Table, and (iii) all executive officers and directors of the Company as a group.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Common Shares Beneficially Owned(1)	Common Shares Subject to a Right to Acquire(2)	Percent of Shares Outstanding
Jimmy E. Addison	7,301	500	0.1%
Luther J. Battiste, III	6,734	2,211	0.1%
Joseph E. Burns(4)(5)(6)	36,820	20,427	0.4%
M. Oswald Fogle	31,408	2,321	0.2%
Dwight W. Frierson(5)	24,725	2,708	0.2%
Herbert G. Gray	9,027	—	0.1%
Cynthia A. Hartley	1,003	—	0.0%
Robert R. Hill, Jr.(4)(6)	99,040	52,338	1.1%
Robert R. Horger(3)(4)(6)	57,236	33,838	0.6%
Harry M. Mims, Jr.	43,584	2,487	0.3%
Ralph W. Norman, Jr.	13,138	1,550	0.1%
Alton C. Phillips	21,891	—	0.2%
Donald E. Pickett(6)	6,201	1,536	0.1%
John C. Pollok(3)(4)(6)	58,087	34,104	0.7%
James W. Roquemore(3)(5)	37,348	2,377	0.3%
Thomas E. Suggs	9,419	2,377	0.1%
Susie H. VanHuss	7,959	1,025	0.1%
Kevin P. Walker	5,054	—	0.0%
John W. Williamson, III	73,935	2,211	0.5%
John F. Windley(4)(6)	20,184	19,904	0.3%
All directors and executive officers as a group (23 persons)(4)(6)	609,856	195,887	5.7%

(1)
As reported to the Company by the directors, nominees and executive officers.

(2)
Based on the number of shares acquirable by directors and executive officers through vested stock options within 60 days of the Record Date of March 2, 2012.

(3)
Excludes shares owned by or for the benefit of family members of the following directors and executive officers, each of whom disclaims beneficial ownership of such shares: Mr. Horger, 377 shares, Mr. Pollok, 649 shares and Mr. Roquemore, 5,037 shares; and all directors and executive officers as a group, 6,063 shares.

(4)
Includes shares held as of December 31, 2011 by the Company under the Company's 401(K) Employee Savings Plan, as follows: Mr. Burns, 3,357; Mr. Hill, 10,382; Mr. Horger, 1,703 shares; Mr. Pollok, 6,178 shares; Mr. Windley, 1,963 shares; and all directors and executive officers as a group, 30,415 shares.

(5)
For Mr. Frierson, includes 7,039 shares owned by Coca-Cola Bottling Company of Orangeburg, of which Mr. Frierson is a management affiliate. Mr. Frierson may direct the voting and disposition of these shares on that company's behalf. For Mr. Roquemore, includes 9,426 shares owned by Patten Seed Company, of which Mr. Roquemore is a 29% owner and management affiliate. For Mr. Burns, includes 2,137 shares owned by J.E. Burns Holdings, Inc., of which Mr. Burns is an 86% owner and has the ability to direct the voting and disposition of the shares.

(6)
Includes unvested shares of restricted stock, as to which the executive officers have full voting privileges. The shares are as follows: Mr. Burns, 17,592; Mr. Hill, 42,693 shares; Mr. Horger, 5,893 shares; Mr. Pickett, 4,792 shares; Mr. Pollok, 34,310 shares; Mr. Windley, 7,853 shares; and all directors and executive officers as a group, 119,322 shares.

ELECTION OF DIRECTORS

        The Articles of Incorporation of the Company provide for a maximum of twenty directors; to be divided into three classes each serving three-year terms, with the classes as equal in number as possible. The Board of Directors has currently established the number of directors at 14, effective at the Annual Meeting. In accordance with the By-Laws of the Company pertaining to mandatory retirement at age 72 for directors, Susie H. VanHuss will retire from the Board of Directors upon conclusion of the Annual Shareholders' Meeting.

        PROPOSAL 1: M. Oswald Fogle, Herbert G. Gray, Thomas E. Suggs, and Kevin P. Walker, all of whom currently are directors of the Company and whose terms expire at the Annual Meeting, have been nominated by the Board of Directors for re-election by the shareholders. If re-elected, Messrs. Fogle, Gray, Suggs, and Walker will serve as directors of the Company for a three-year term, expiring at the 2015 Annual Meeting of Shareholders of the Company.

        Cynthia A. Hartley was appointed to the Board of Directors effective July 7, 2011. Under South Carolina law, Mrs. Hartley's term expires at the Annual Meeting, and we ask that you re-elect Mrs. Hartley to our Board of Directors. If re-elected, Mrs. Hartley will serve as a director of the Company for a three-year term, expiring at the 2015 Annual Meeting of Shareholders of the Company.

        The Board unanimously recommends a vote FOR these nominees.

        The table below sets forth for each director his or her name, age, when first elected and current term expiration, business experience for at least the past five years, and the qualifications that led to the conclusion that the individual should serve as a director.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
Robert R. Horger Chairman SCBT Employee	61	1991	2013		Chairman of SCBT Financial Corporation and SCBT, N.A. since 1998. He also has served as Vice Chairman of SCBT Financial Corporation and SCBT, N.A. from 1994 to 1998. Mr. Horger has been an attorney with Horger, Barnwell and Reid in Orangeburg, South Carolina, since 1975. During his tenure as Chairman, Mr. Horger has developed knowledge of the Company's business, history, organization, and executive management which, together with his personal understanding of many of the markets that we serve, has enhanced his ability to lead the board through the current challenging economic climate. Mr. Horger's legal training and experience enhance his ability to understand the Company's regulatory framework.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
Robert R. Hill, Jr. Chief Executive Officer SCBT Employee	45	1996	2014		President and Chief Executive Officer of SCBT Financial Corporation since November 6, 2004. Prior to that time, Mr. Hill served as President and Chief Operating Officer of SCBT, N.A. from 1999 to November 6, 2004. Mr. Hill joined the Company in 1995. He was appointed to serve on the Federal Reserve Board of Directors in December 2010. Mr. Hill brings to the board an intimate understanding of the Company's business and organization, as well as substantial leadership ability, banking industry expertise, and management experience.
Jimmy E. Addison	51	2007	2013
					Chief Financial Officer of SCANA Corporation, the holding company of South Carolina Electric and Gas Company and other utility-related concerns, since 2006. He also serves on the Business Partnership Foundation of the Moore School of Business at the University of South Carolina, South Carolina Future Minds, the South Carolina State Chamber of Commerce, and serves as Treasurer of the Southeastern Electric Exchange. Mr. Addison is also a licensed CPA and previously worked for a national accounting firm. His leadership experience, knowledge of financial reporting requirements of public companies, and business and personal ties to many of the Bank's market areas enhance his ability to contribute as a director.
Luther J. Battiste, III	62	2001	2014
					Managing shareholder of the firm Johnson, Toal and Battiste, P.A., Columbia, South Carolina and Orangeburg, South Carolina, since 2007, and an attorney with the firm since 1974. Mr. Battiste also holds leadership positions in a number of local, state, and national legal organizations, serves on the boards of several non-profit institutions, and has previously served as a local government official in one the Company's largest market areas. Mr. Battiste's extensive legal career, experience as a government official, and non-profit service give him a unique perspective on certain business, legal, and regulatory matters.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
M. Oswald Fogle	67	2001	2012	•	An Industrial Consultant since 2011. Mr. Fogle served as plant manager from 2007 to 2011 for Roseburg Forest Products Co. manufacturing facility in Orangeburg, South Carolina, a company engaged in the lamination of boards and general warehousing. Prior to that time, Mr. Fogle served as President and Chief Executive Officer of Decolam, Inc. from 1987 to 2007. As a result of his leadership experience, Mr. Fogle brings to the board useful knowledge of management, marketing, operations, and human resource issues. His business and personal experience in certain of the communities that the Bank serves provides him with a useful appreciation of markets that we serve.
Dwight W. Frierson	55	1996	A
					Vice Chairman of the Board, SCBT Financial Corporation and South Carolina Bank and Trust, N.A., since 1999. He has also served as Vice President and General Manager of Coca-Cola Bottling Company of Orangeburg, South Carolina, since 1987. As a business manager, Mr. Frierson has experience with management, marketing, operations, and human resource matters. His business and personal experience in certain of the communities that the Bank serves provides him with an appreciation of markets that we serve. Moreover, during his tenure as a director he has developed knowledge of the Company's business, history, organization, and executive management which, together with the relationships that he has developed, enhance his leadership and consensus-building ability.
Herbert G. Gray	47	2009	2012	•
					President and Chief Executive Officer of Grayco, a Beaufort-based company that primarily supplies building material and hardware for Beaufort and Jasper counties in South Carolina, since 2000. As the chief executive officer of a company, Mr. Gray has experience with management, marketing, operations, and human resource matters. His business and personal experience in certain of the communities that the Bank serves also provides him with an appreciation of markets that we serve. Moreover, his background and experience in the Beaufort market is useful to the board as the Bank continues to develop its business in the lowcountry of South Carolina.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
Cynthia A. Hartley	63	2011	2012	•	Cynthia A. Hartley retired in 2011 as Senior Vice President of Human Resources with Sonoco Products Company in Hartsville, South Carolina. Mrs. Hartley serves as a member of the Board of Trustees for Coker College in Hartsville, South Carolina. Mrs. Hartley was first elected to the SCBT Financial Corporation Board in May of 2011. Her leadership experience, knowledge of human resource matters, and business and personal ties to many of the Bank's market areas enhance her ability to contribute as a director.
Harry M. Mims, Jr.	70	1988	2013
					President of J.F. Cleckley & Company, a company engaged in site development, since 1977. Over his 21 years of experience with the board, Mr. Mims has developed an understanding of the Company's business, history, organization, and executive management. Moreover, as the president of a development company, Mr. Mims has experience with strategic planning, management, marketing, operations, and human resource matters. His business and personal experience in certain of the communities that the Bank serves also provides him with a useful appreciation of markets that we serve.
Ralph W. Norman, Jr.	58	1996	2014
					President of Warren Norman Co., Inc., a real estate development firm, since 1990. Mr. Norman is also a member of the South Carolina House of Representatives. As the president of a company and an elected official, Mr. Norman has experience with strategic planning, management, marketing, operations, and human resource matters. His business, political, and personal experiences provide him with political insights and a useful appreciation of markets that we serve.
Alton C. Phillips	48	2007	2014
					President of Carolina Eastern, Inc., a Charleston-based company that markets and distributes fertilizers, chemicals, and seed, since 1988. As the president of a company, Mr. Phillips has experience with strategic planning, management, marketing, operations, and human resource matters. His business and personal experience in certain of the communities that the Bank serves also provides him with an appreciation of markets that we serve.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
James W. Roquemore	57	1994	2013		Chief Executive Officer of Patten Seed Company, Inc. of Lakeland, Georgia, and General Manager of Super-Sod/Carolina, a company that produces and markets turf, grass, sod and seed, since 1997. As the chief executive officer of a company, Mr. Roquemore has experience with management, marketing, operations, and human resource matters. His business and personal experience in certain of the communities that the Bank serves also provides him with an appreciation of markets that we serve. Moreover, during his tenure as a director he has developed knowledge of the Company's business, history, organization, and executive management which, together with the relationships that he has developed, enhance his leadership and consensus-building ability.
Thomas E. Suggs	62	2001	2012	•
					President and Chief Executive Officer of Keenan & Suggs, Inc., an insurance brokerage and consulting firm. Mr. Suggs has over 17 years of experience in the insurance industry and 28 years of banking experience. As the chief executive officer of a company, Mr. Suggs has experience with management, marketing, operations, and human resource matters, and his experience with the banking industry also provides him with certain insights. His business and personal experience in certain of the communities that the Bank serves also provides him with an appreciation of markets that we serve.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
Susie H. VanHuss	72	2004	R		Retired in 2006 as Executive Director of the University of South Carolina Foundations; Distinguished Professor Emeritus of Management in the Moore School of Business, University of South Carolina, Columbia, South Carolina. As Executive Director, she was the Chief Executive Officer of the USC Educational Foundation and the USC Development Foundation, both 501(C)(3) non-profit South Carolina corporations. She is also an author for Cengage-South Western Publishing Company. From May 1, 2008, through January 31, 2009, she served as interim President and CEO of Central Carolina Community Foundation, a 501(C)(3) non-profit South Carolina corporation. With her leadership experiences and breadth of knowledge, she brings a unique perspective to the board.
Kevin P. Walker	61	2010	2012	•
					Kevin P. Walker is a founding partner of Greer & Walker, LLP in Charlotte, North Carolina. He is also a member of the American Institute of Certified Public Accountants, the North Carolina Association of Public Accountants, the Financial Consulting Group, the Association of Certified Fraud Examiners, and the American Arbitration Association Panel of Arbitrators. Mr. Walker was first elected to the SCBT Financial Corporation Board in October 2010. Mr. Walker's leadership experience, accounting knowledge and business and personal experience in certain of the Company's markets enhance his ability to contribute as a director.

Name	Age	First Elected Director	Current Term Expires	Nominee for New Term	Business Experience for the Past Five Years and Director Qualifications
John W. Williamson, III	62	2001	2013		President of J.W. Williamson Ginnery, Inc., which is a partner in Carolina Eastern-Williamson Lynchburg Grain Company, since 1971. Also serves as Chairman of the Jackson Companies, which operate a camping resort, golf community, and commercial development group in Myrtle Beach, South Carolina. As the president of a company, Mr. Williamson has experience with management, marketing, operations, and human resource matters, and his real estate development experience also provides him with certain insights. His business and personal experience in certain of the communities that the Bank serves also provides him with an appreciation of markets that we serve.

R—Director will retire from the Board effective the date of the Annual Meeting, April 24, 2012.

A—Director is not standing for reelection, effective the date of the Annual Meeting, April 24, 2012

FAMILY RELATIONSHIPS

        There are no family relationships among any of the directors and executive officers of the Company.

THE BOARD OF DIRECTORS AND COMMITTEES

        During 2011, the Board of Directors of the Company held ten meetings. All directors attended at least 75% of the aggregate of (a) the total number of meetings of the Board of Directors held during the period for which he or she served as a director, and (b) the total number of meetings held by all committees of the Board of Directors of the Company on which he or she served.

        There is no formal policy regarding attendance at annual shareholder meetings; however, such attendance has always been strongly encouraged.

        The Board of Directors has adopted a Code of Ethics for Financial Professionals that is applicable to the Company's chief executive officer, chief financial officer, principal accounting officer and all managers reporting to these individuals who are responsible for accounting and financial reporting. The Code of Ethics for Financial Professionals is located on the Company's website at www.scbtonline.com under Investor Relations. We will disclose any future amendments to, or waivers from, provisions of these ethics policies and standards on our website promptly as practicable, as and to the extent required under NASDAQ Stock Market listing standards and applicable SEC rules.

        The Board of Directors of the Company maintains executive, audit, compensation, governance, policy and trust asset management committees. The composition and frequency of meetings for these committees during 2011 were as follows:

Committees of the Board of Directors
Name	Independent Under NASDAQ Requirements	Executive (10 meetings)	Audit (10 meetings)	Compensation (6 meetings)	Governance (7 meetings)	Policy (3 meetings)	Wealth Management and Trust (5 meetings)
Robert R. Horger	No	• Chair				•

Robert R. Hill, Jr.	No	•				•

Jimmy E. Addison(1)	Yes	•		•	•	•

Luther J. Battiste, III	Yes		•				•

Dalton B. Floyd, Jr(3).	No						•

M. Oswald Fogle	Yes		• Chair	•

Dwight W. Frierson	Yes	•			•	• Chair

Herbert G. Gray	Yes		•				•

Cynthia A. Hartley(4)	Yes			•	•

Harry M. Mims, Jr.	Yes	•		•		•

Ralph W. Norman, Jr.	Yes		•		•

Alton C. Phillips(2)	Yes		•	•

James W. Roquemore	Yes	•		•		•

Thomas E. Suggs	Yes	•			• Chair	•

Susie H. VanHuss	Yes			• Chair	•

Kevin P. Walker	Yes		•		•

John W. Williamson, III	Yes	•				•	• Chair

(1)
This director joined the Executive & Policy Committee and no longer serves on the Governance Committee as of May 2011.

(2)
This director joined the Wealth Management and Trust Committee as of May 2011.

(3)
This director retired and no longer serves on the Wealth Management and Trust Committee as of April 2011.

(4)
This director joined the Compensation & Governance Committee as of July 2011.

Note:    All directors other than Robert R. Horger and Robert R. Hill, Jr. meet the independence requirements of The NASDAQ Stock Market. Therefore, under these requirements, a majority of the members of the Company's Board of Directors is independent.

        The functions of these committees are as follows:

        Executive Committee—The Board of Directors of the Company may, by resolution adopted by a majority of its members, delegate to the executive committee the power, with certain exceptions, to exercise the authority of the Board of Directors in the management of the affairs and property of the Company.

        Audit Committee—The Board of Directors has determined that all members of the Audit Committee are independent directors under the independence requirements of The NASDAQ Stock Market. The Board of Directors has also determined that M. Oswald Fogle is an "Audit Committee financial expert" for purposes of the rules and regulations of the Securities and Exchange Commission ("SEC") adopted pursuant to the Sarbanes-Oxley Act of 2002. The primary function of the Audit Committee is to assist the Board of Directors of the Company in overseeing (i) the Company's accounting and financial reporting processes generally, (ii) the audits of the Company's financial statements and (iii) the Company's systems of internal controls regarding finance and accounting. In such role, the Audit Committee reviews the qualifications, performance, effectiveness and independence of the Company's independent accountants and has the authority to appoint, evaluate and, where appropriate, replace the Company's independent accountants. The Audit Committee also oversees the Company's internal audit department and consults with management regarding the internal audit process and the effectiveness and reliability of the Company's internal accounting controls. The Board of Directors has adopted a charter for the Audit Committee, a copy of which is located on the Company's website at www.scbtonline.com under Investor Relations.

        Compensation Committee—The Board of Directors has determined that all members of the Compensation Committee are independent directors under the independence requirements of The NASDAQ Stock Market applicable to directors who do not serve on the Audit Committee. The Compensation Committee, among other functions, has overall responsibility for evaluating, and approving or recommending to the Board for approval, the director and officer compensation plans, policies and programs of the Company. The full Board of Directors is then responsible for approving or disapproving compensation paid to the CEO and each of the other executive officers of the Company. The committee, which currently consists of seven independent directors, is required to be made up of no fewer than three independent directors who are recommended by the Chairman of the Board of Directors and approved by the Board. The Compensation Committee's processes and procedures for considering and determining executive compensation are described below under "Compensation Discussion and Analysis." The Compensation Committee charter can be found on the Company's website at www.scbtonline.com under Investor Relations.

        Governance Committee—The Board of Directors has determined that all members of the Governance Committee are independent directors under the independence requirements of The NASDAQ Stock Market applicable to directors who do not serve on the Audit Committee. The Governance Committee identifies and recommends individuals qualified to become Board members, reviews the corporate governance practices employed by the Company and recommends changes thereto, and assists the Board in its periodic review of the Board's performance. The Governance Committee charter can be found on the Company's website at www.scbtonline.com under Investor Relations.

        The Governance Committee acts as the nominating committee for the purpose of recommending to the Board of Directors nominees for election to the Board. The Governance Committee has not established any specific, minimum qualifications that must be met for a person to be nominated to serve as a director, and the Governance Committee has not identified any specific qualities or skills that it believes are necessary to be nominated as a director. The Governance Committee charter provides that potential candidates for the Board are to be reviewed by the Governance Committee and that candidates are selected based on a number of criteria, including a proposed nominee's independence, age, skills, occupation, diversity, experience and any other factors beneficial to the Company in the context of the needs of the Board. The Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, Governance Committee members consider and discuss diversity, among other factors, with a view toward the needs of the Board of Directors as a whole. The Governance Committee members generally conceptualize diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities or attributes that contribute to Board heterogeneity when identifying and recommending director nominees. The Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Committee's goal of creating a Board of Directors that best serves the needs of the Company and the interest of its shareholders.

        The Governance Committee has performed a review of the experience, qualifications, attributes and skills of the Board's current membership, including the director nominees for election to the Board of Directors and the other members of the Board, and believes that the current members of the Board, including the director nominees, as a whole possess a variety of complementary skills and characteristics, including the following:

  •
  successful business or professional experience;

  •
  various areas of expertise or experience, which are desirable to the Company's current business, such as general management, planning, legal, marketing, technology, banking and financial services;

  •
  personal characteristics such as character, integrity and accountability, as well as sound business judgment and personal reputation;

  •
  residence in the Bank's service area;

  •
  willingness and ability to commit the necessary time to fully discharge the responsibilities of Board membership to the affairs of the Company;

  •
  leadership and consensus building skills; and

  •
  commitment to the success of the Company.

        Each individual director has qualifications and skills that the Governance Committee believes, together as a whole, create a strong, well-balanced Board. The experiences and qualifications of our directors are found in the table on pages 7-13.

        The Governance Committee will consider director nominees identified by its members, other directors, officers and employees of the Company and other persons, including shareholders of the Company. The Governance Committee will consider nominees for director recommended by a shareholder if the shareholder provides the committee with the information described in Paragraph 7 under the caption "Committee Authority and Responsibilities" of the Governance Committee's charter.

        The required information regarding a director nominee is also discussed in general terms within the first paragraph of the "Shareholder Proposals and Communications" section on page 4 of this proxy statement.

        Policy Committee—The primary purpose of the Policy Committee is to recommend and approve new policies and to review and approve present policies or policy updates and changes.

        Wealth Management and Trust Committee—The primary purpose of the Wealth Management and Trust Committee is to monitor and oversee the wealth management and fiduciary activities of the Company's subsidiary bank, including the business, products, services, operations and financial performance and results of such activities.

        Code of Ethics—The Board of Directors of the Company and the Board of Directors of the Company's subsidiary bank have adopted a Code of Ethics to provide ethical guidelines for the activities of agents, attorneys, directors, officers, and employees of the Company and its subsidiary. The

Code of Ethics will promote, train, and encourage adherence in business and personal affairs to a high ethical standard and will also help to maintain the Company as an institution that serves the public with honesty, integrity and fair-dealing. The Code of Ethics is designed to comply with the Sarbanes-Oxley Act of 2002, and certain other laws that provide guidelines in connection with possible breaches of fiduciary duty, dishonest efforts to undermine financial institution transactions and the intent to corrupt or reward a Company employee or other Company representative. A copy of the Code of Ethics can be found on the Company's website at www.scbtonline.com under Investor Relations.

        Board of Directors' Corporate Governance Guidelines—The Board of Directors of the Company and the Board of Directors of the Company's subsidiary bank have each adopted certain guidelines governing the qualifications, conduct and operation of the Board. Among other things, these guidelines outline the duties and responsibilities of each director, and establish certain minimum requirements for director training. Each director is required to read, review and sign the corporate governance guidelines on an annual basis. A copy of these guidelines can be found on the Company's website at www.scbtonline.com under Investor Relations.

Board Leadership Structure and Role in Risk Oversight

        We are focused on the Company's corporate governance practices and value independent Board oversight as an essential component of strong corporate performance to enhance shareholder value. Our commitment to independent oversight is demonstrated by the fact that, except for two directors, (our Chief Executive Officer and our Chairman of the Board), all of our directors are independent. In addition, all of the members of our Board's Audit, Compensation, and Governance Committees are deemed independent based upon the Board of Directors evaluation.

        See the discussion entitled Certain Relationships and Related Transactions on page 59 for additional information concerning Board independence.

        Our Board believes that it is preferable for Mr. Horger to serve as Chairman of the Board because of his strong institutional knowledge of the Company's business, history, industry, markets, organization and executive management gained in his nearly 18 years of experience in a leadership position on the Board. We believe it is the Chief Executive Officer's responsibility to manage the Company and the Chairman's responsibility to guide the Board as they provide leadership to our executive management. As directors continue to have more oversight responsibility than ever before, we believe it is beneficial to have separate individuals in the role of Chairman and Chief Executive Officer. Traditionally, the Company has maintained the separateness of the roles of the Chairman and the Chief Executive Officer. In making its decision to continue to have a separate individual as Chairman, the Board considered the time and attention that Mr. Hill is required to devote to managing the day-to-day operations of the Company. We believe that this Board leadership structure is appropriate in maximizing the effectiveness of Board oversight and in providing perspective to our business that is independent from executive management.

        The Board of Directors oversees risk through the various Board standing committees, principally the Audit Committee, which report directly to the Board. Our Audit Committee is primarily responsible for overseeing the Company's risk management processes on behalf of the full Board of Directors. The Audit Committee focuses on financial reporting risk and oversight of the internal audit process. It receives reports from management at least quarterly regarding the Company's assessment of risks and the adequacy and effectiveness of internal control systems, and also reviews credit and market risk (including liquidity and interest rate risk), and operational risk (including compliance and legal risk). Our Chief Risk Officer and Chief Financial Officer meet with the Audit Committee on a quarterly basis in executive sessions to discuss any potential risks or control issues involving management.

        Each of the Board's standing committees, as described above, is involved to varying extents in the following:

  •
  determining risk appetites, policies and limits

  •
  monitoring and assessing exposures, trends and the effectiveness of risk management;

  •
  reporting to the Board of Directors; and

  •
  promoting a sound risk management culture.

        The full Board of Directors focuses on the risks that it believes to be the most significant facing the Company and the Company's general risk management strategy. The full Board of Directors also seeks to ensure that risks undertaken by the Company are consistent with the Board of Directors' approved risk management strategies. While the Board of Directors oversees the Company's risk management, management is responsible for the day-to-day risk management processes. We believe this division of responsibility is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

        We recognize that different Board leadership structures may be appropriate for companies in different situations. We will continue to reexamine our corporate governance policies and leadership structures on an ongoing basis in an effort to ensure that they continue to meet the Company's needs.

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

        Although the Company is not required to seek shareholder ratification of the selection of its accountants, the Company believes obtaining shareholder ratification is desirable. If the shareholders do not ratify the appointment of Dixon Hughes Goodman LLP, the Audit Committee will re-evaluate the engagement of the Company's independent auditors. Even if the shareholders do ratify the appointment, the Audit Committee has the discretion to appoint a different independent registered public accounting firm at any time during the year if the Audit Committee believes that such a change would be in the best interest of the Company and its shareholders.

        The Board unanimously recommends that shareholders vote FOR the ratification of the appointment of Dixon Hughes Goodman LLP as the Company's independent registered public accounting firm.

        If a quorum is present, the number of shares of Common Stock voted in favor of this proposal must exceed the number of shares voted against it for approval of this proposal.

PROPOSAL 3: TO APPROVE THE 2012 OMNIBUS STOCK AND PERFORMANCE PLAN

        At the Annual Meeting, shareholders of the Company will be asked to vote on a proposal to approve the 2012 Omnibus Stock and Performance Plan (the "2012 Plan"), which was adopted by the board of directors of the Company on March 16, 2012, subject to shareholder approval. The purpose of the 2012 Plan is to help the Company attract and retain directors, officers and employees, to motivate these persons by means of appropriate incentives to achieve the goals of the Company, and to provide incentive compensation opportunities that are competitive with those of similar companies. The 2012 Plan is intended to assist the Company in securing and retaining the services of directors, officers and employees by enabling them to participate in the future success and growth of the Company and to associate their interests with those of the Company. If approved by shareholders at the Company's 2012 Annual Meeting of Shareholders, the 2012 Plan will become effective on that date (the "Effective Date").

        The 2012 Plan, if approved, will replace the 2004 Stock Incentive Plan approved by shareholders of the Company in April 2004 (the "2004 Plan") and no new awards will be granted under the 2004 Plan. However, options granted and outstanding under the 2004 Plan and the 1999 Stock Option Plan will continue to be outstanding and governed by the provisions of the applicable plan.

        If the 2012 Plan is approved by shareholders, it will allow awards under the 2012 Plan to qualify as tax-deductible performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended ("Section 162(m)"). Section 162(m) generally places a $1 million annual limit on a company's tax deduction for compensation paid to certain senior executives, other than compensation that satisfies the applicable requirements for a performance-based compensation exception. To qualify as performance-based compensation under Section 162(m), the compensation must (among other requirements) be subject to attainment of performance goals that have been disclosed to shareholders and approved by a majority shareholder vote. The Company is asking shareholders at the 2012 Annual Meeting of Shareholders to approve the material terms of the performance goals under the 2012 Plan so that the Company may make awards that qualify as performance-based compensation under Section 162(m), and thus, would be tax-deductible. For purposes of Section 162(m), the material terms of the performance goals requiring stockholder approval include the following:

  •
  the employees eligible to receive awards under the 2012 Plan;

  •
  the business criteria used as the basis for the performance goals; and

  •
  the limits on the maximum amount of compensation payable to any employee in a given time period.

        By approving the 2012 Plan, the shareholders will be approving, among other things, the eligibility requirements, performance goals and limits on various stock and cash awards contained therein for purposes of Section 162(m).

        A summary of the 2012 Plan is set forth below. The summary is qualified in its entirety by the full text of the 2012 Plan, which is included in this Proxy Statement as Appendix A.

SUMMARY OF THE 2012 PLAN

        General.    Awards granted under the 2012 Plan may be in the form of non-qualified stock options, incentive stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance units, cash awards, other stock-based awards or any combination of those awards. The 2012 Plan provides that awards may be made under the 2012 Plan for ten years following the adoption of the 2012 Plan by the Company's board of directors.

        Administration.    Under the terms of the 2012 Plan, the 2012 Plan will be administered by the compensation committee of the board of directors or such other committee as the board of directors may designate (the "committee"). The committee will consist entirely of two or more "outside directors" within the meaning of Section 162(m) and who are "non-employee directors" as defined in Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"). Under the terms of the 2012 Plan, the committee can make rules and regulations and establish such procedures for the administration of the 2012 Plan as it deems appropriate. Any determination made by the committee under the 2012 Plan will be made in the sole discretion of the committee and such determinations will be final and binding on all persons.

        Eligibility.    The 2012 Plan provides for awards to the directors, officers, employees and consultants of the company and its subsidiaries and affiliates. As of December 31, 2011, there were approximately 584 directors, officers and employees eligible to participate in the 2012 Plan.

        Shares Available.    The 2012 Plan provides that the aggregate number of shares of the Company's common stock that may be subject to awards under the 2012 Plan cannot exceed 1,684,000, of which no more than 817,476 shares may be subject to full-value awards (i.e., awards other than stock options and SARs), in each case subject to adjustment in certain circumstances to prevent dilution or enlargement. No participant may be granted, in each case during any calendar year, performance-based awards intended to qualify under Section 162(m) (other than stock options and SARs) covering in excess of 100,000 shares or stock options and SARs covering in excess of 200,000 shares. The maximum number of shares that may be granted pursuant to incentive stock options is 1,684,000.

        As described above, if the 2012 Plan is approved by the Company's shareholders, no new awards may be granted under the 2004 Plan. However, awards previously granted and outstanding under the 1999 and the 2004 Plan will remain in full force and effect under such Plans according to their respective terms, and to the extent that any such award is forfeited, terminates, expires or lapses without being exercised (to the extent applicable), or is settled for cash, shares of common stock of the Company subject to such award which are not delivered as a result will not be available for awards under the 2012 Plan.

        Shares underlying awards that expire or are forfeited or terminated without being exercised or awards that are settled for cash will again be available for the grant of additional awards within the limits provided by the 2012 Plan. Shares withheld by or delivered to the Company to satisfy the exercise price of options or SARs or tax withholding obligations with respect to any award granted under the 2012 Plan will nonetheless be deemed to have been issued under the 2012 Plan.

        Stock Options.    Subject to the terms and provisions of the 2012 Plan, options to purchase shares of Company common stock may be granted to eligible individuals at any time and from time to time as determined by the committee. An option may be granted with or without a related SAR. Options may be granted as incentive stock options, which are intended to qualify for favorable treatment to the recipient under Federal tax law, or as non-qualified stock options, which do not qualify for this favorable tax treatment. Subject to the limits provided in the 2012 Plan, the committee determines the number of options granted to each recipient. Each option grant will be evidenced by a stock option agreement that specifies the option exercise price, whether the options are intended to be incentive stock options or non-qualified stock options, the duration of the options, the number of shares to which the options pertain, the vesting terms and such additional limitations, terms and conditions as the committee may determine.

        The committee determines the exercise price for each option granted, except that the option exercise price may not be less than 100 percent of the fair market value of a share of Company common stock on the date of grant. As of March 16, 2012, the fair market value (as that term is defined under the 2012 Plan) of a share of Company common stock was $31.71. All options granted under the 2012 Plan will expire no later than ten years from the date of grant. The methods of exercising an option granted under the 2012 Plan is set forth in the 2012 Plan. Stock options are nontransferable except by will or by the laws of descent and distribution. The granting of an option does not accord the recipient the rights of a stockholder, and such rights accrue only after the exercise of an option and the registration of shares of Company common stock in the recipient's name.

        Stock Appreciation Rights.    A SAR will entitle the holder to receive, with respect to each share of Company common stock covered by the SAR, the amount by which the fair market value of one share of Company common stock at the time of exercise exceeds the fair market value of one share of Company common stock on the date of grant. A SAR may be granted with or without a related option. The exercise price of a SAR shall not be less than 100% of the fair market value of a share of Company common stock on the date of grant.

        Each SAR will be evidenced by an award agreement that specifies the exercise price (or base price), the number of shares to which the SAR pertains and such additional limitations, terms and conditions as the committee may determine. The Company may make payment of the amount to which the participant exercising SARs is entitled by delivering shares of Company common stock, cash or a combination of common stock and cash as set forth in the award agreement relating to the SARs. The method of exercising a SAR granted under the 2012 Plan is set forth in the 2012 Plan. SARs are not transferable except by will or the laws of descent and distribution. Each SAR will be evidenced by an award agreement that specifies the date and terms of the award and such additional limitations, terms and conditions as the committee may determine.

        Restricted Stock.    The 2012 Plan provides for the award of shares of Company common stock that are subject to forfeiture and restrictions on transferability as set forth in the 2012 Plan and as may be otherwise determined by the committee. Each grant of restricted stock will be evidenced by an award agreement that specifies the number of shares of restricted stock and such additional limitations, terms and conditions as the committee may determine. Except for these restrictions and any others imposed by the committee, upon the grant of restricted stock, the recipient will have rights of a stockholder with respect to the restricted stock, including the right to vote the restricted stock and to receive all dividends and other distributions paid or made with respect to the restricted stock (which dividends relating to restricted stock subject to performance vesting conditions will only vest upon the vesting of the restricted stock relating to such dividends). During the restriction period set by the committee, the recipient may not sell, transfer, pledge, exchange or otherwise encumber the restricted stock.

        Restricted Stock Units.    The 2012 Plan authorizes the committee to grant restricted stock units and deferred share rights. Restricted stock units and deferred share rights are not shares of Company common stock and do not entitle the recipients to the rights of a stockholder. Each grant of restricted stock units will be evidenced by an award agreement that specifies the number of restricted stock units and such additional limitations, terms and conditions as the committee may determine. Restricted stock units granted under the 2012 Plan may or may not be subject to performance conditions. The recipient may not sell, transfer, pledge or otherwise encumber restricted stock units granted under the 2012 Plan prior to their vesting. Restricted stock units will be settled in cash or shares of Company common stock, in an amount based on the fair market value of Company common stock on the settlement date.

        Performance Units.    The 2012 Plan provides for the award of performance units that may valued by reference to a designated amount of cash, share of Company common stock or other property other than shares of Company common stock. The payment of the value of a performance unit is conditioned upon the achievement of performance goals set by the committee in granting the performance unit and may be paid in cash, shares of Company common stock, other property or a combination thereof. The maximum value of the property that may be paid to a participant pursuant to a performance unit in any year is $2,500,000.

        Cash Awards.    The 2012 Plan provides for the award of cash awards on such terms and conditions determined by the committee, including, without limitation, performance goals that must be satisfied and the applicable performance period. The maximum value of cash awards that may be paid or payable to any participant in any calendar year is $2,500,000.

        Other Stock-Based Awards.    The 2012 Plan also provides for the award of shares of Company common stock and other awards that are valued by reference to Company common stock, including unrestricted stock, dividend equivalents and convertible debentures.

        Performance Goals.    The 2012 Plan provides that performance goals may be established by the committee in connection with the grant of any award under the 2012 Plan. In the case of an award intended to qualify for the performance-based compensation exception of Section 162(m):

  •
  such goals will be based on the attainment of specified levels of one or more of the following measures: stock price, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), prescribed rating, earnings per share, return on equity, return on assets or operating assets, percentage of non-performing assets, asset quality, level of classified assets, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, objective customer service measures or indices, economic value added, shareholder value added, embedded value added, combined ratio, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, risk-based capital, revenues, revenue growth, return on capital (including return on total capital or return on invested capital), cash flow return on investment, cost control, gross profit, operating profit, cash generation, unit volume, sales, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, in each case with respect to the Company or any one or more subsidiaries, divisions, business units or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies); and

  •
  such performance goals will be set by the committee within the time period and other requirements prescribed by Section 162(m) and the regulations promulgated thereunder.

        Change of Control.    Unless otherwise determined by the committee, immediately prior to consummation of a change of control (as defined below), (i) all outstanding options and SARs will become fully vested and exercisable and (ii) all restrictions on any restricted stock, restricted stock units, cash awards or other stock-based awards that are not subject to performance goals will lapse, and these awards will become free of all restrictions and become fully vested and transferable to the full extent of the original grant and (iii) all restrictions on any restricted stock, restricted stock units, cash awards or other stock-based awards that are subject to performance goals will lapse, and these awards will become free of all restrictions and become fully vested and transferable, in each case, to the extent set forth in the applicable award agreement. The committee will, in its sole and absolute discretion, establish such terms and conditions as may be required to permit a participant to exercise an option or SAR that will terminate in connection with a change of control. Under the 2012 Plan, a "change of control" will be deemed to have taken place if:

  •
  any person (as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than certain customary exceptions) acquires 30% or more of the combined voting power of the Company's then outstanding stock;

  •
  any merger or consolidation of the Company (other than certain transactions that do not result in a substantial change in proportional ownership of the Company);

  •
  during any period of two consecutive years there is a change in the majority of the incumbent members of the Company's board of directors (other than through election or nomination for election was approved by a vote of at least two-thirds of the directors then still in office who are incumbent directors); or

  •
  stockholder approval of the complete liquidation or an agreement for the sale of all or substantially all of the Company's assets.

        Amendment.    The Company's board of directors or the committee may amend, alter, or discontinue the 2012 Plan, but no amendment, alteration or discontinuation will be made that materially impairs the rights of a participant with respect to a previously granted award without such participant's consent, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Internal Revenue Code of 1986, as amended (the "Code"), stock exchange rules or accounting rules. In addition, no such amendment will be made without the approval of the company's stockholders (a) if the amendment would permit the Company to reprice any outstanding options or SARs, (b) to the extent such approval is required (1) by applicable law or the listing standards of the applicable stock exchange as in effect as of the date hereof or (2) under applicable law or the listing standards of the applicable stock exchange as may be required after the date hereof, (c) to the extent such amendment would materially increase the benefits accruing to participants under the 2012 Plan, (d) materially increase the number of securities which may be issued under the 2012 Plan or (e) materially modify the requirements for participation in the 2012 Plan. No amendment will be made if the amendment would disqualify the applicable awards under the 2012 Plan from the exemption provided by Rule 16b-3 of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES

        The following is a summary of certain federal income tax consequences of awards made under the 2012 Plan based upon the laws in effect on the date hereof. The discussion is general in nature and does not take into account a number of considerations which may apply in light of the circumstances of a particular participant under the 2012 Plan. The income tax consequences under applicable state and local tax laws may not be the same as under federal income tax laws.

        Non-Qualified Stock Options.    A participant will not recognize taxable income at the time of grant of a non-qualified stock option, and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) upon exercise of a non-qualified stock option equal to the excess of the fair market value of the shares purchased over their exercise price, and the Company generally will be entitled to a corresponding deduction.

        Incentive Stock Options.    A participant will not recognize taxable income at the time of grant of an incentive stock option. A participant will not recognize taxable income (except for purposes of the alternative minimum tax) upon exercise of an incentive stock option. If the shares acquired by exercise of an incentive stock option are held for the longer of two years from the date the option was granted and one year from the date the shares were transferred, any gain or loss arising from a subsequent disposition of such shares will be taxed as long-term capital gain or loss, and the Company will not be entitled to any deduction. If, however, such shares are disposed of within such two- or one-year periods, then in the year of such disposition the participant will recognize compensation taxable as ordinary income equal to the excess of the lesser of the amount realized upon such disposition and the fair market value of such shares on the date of exercise over the exercise price, and the Company generally will be entitled to a corresponding deduction. The excess of the amount realized through the disposition date over the fair market value of the stock on the exercise date will be treated as capital gain.

        SARs.    A participant will not recognize taxable income at the time of grant of a SAR, and the Company will not be entitled to a tax deduction at such time. Upon exercise, a participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) equal to the fair market value of any shares delivered and for the amount of cash paid by the Company, and the Company will generally be entitled to a corresponding deduction.

        Restricted Stock.    A participant will not recognize taxable income at the time of grant of shares of restricted stock, and the Company will not be entitled to a tax deduction at such time, unless the participant makes an election under Section 83(b) of the Code to be taxed at the time of grant. If such election is made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of grant equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. If such election is not made, the participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time the restrictions lapse in an amount equal to the excess of the fair market value of the shares at such time over the amount, if any, paid for such shares. The Company is entitled to a corresponding deduction at the time the ordinary income is recognized by the participant, except to the extent the deduction limits of Section 162(m) apply. In addition, a participant receiving dividends with respect to restricted stock for which the above-described election has not been made and prior to the time the restrictions lapse will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee), rather than dividend income. The Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

        Restricted Stock Units.    A participant will not recognize taxable income at the time of grant of a restricted stock unit, and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

        Performance Units.    A participant will not recognize taxable income at the time of grant of performance units, and the Company will not be entitled to a tax deduction at such time. A participant will recognize compensation taxable as ordinary income (and subject to income tax withholding in respect of an employee) at the time of settlement of the award equal to the fair market value of any shares or property delivered and the amount of cash paid by the Company, and the Company will be entitled to a corresponding deduction, except to the extent the deduction limits of Section 162(m) apply.

        Section 162(m) Limitations.    As explained above, Section 162(m) generally places a $1 million annual limit on a company's tax deduction for compensation paid to certain senior executives, other than compensation that satisfies the applicable requirements for a performance-based compensation exception. The 2012 Plan is designed so that options and SARs qualify for this exemption, and it also permits the committee to grant other awards designed to qualify for this exception. However, the committee reserves the right to grant awards that do not qualify for this exception, and, in some cases, the exception may cease to be available for some or all awards that otherwise so qualify. Thus, it is possible that Section 162(m) may disallow compensation deductions that would otherwise be available to the company.

ESTIMATE OF BENEFITS

        The Company currently is not able to estimate the number or terms of grants and awards that may be made under the 2012 Plan. However, the number of options granted by the Company during 2011 under the 2004 Plan (which will be replaced by the 2012 Plan), and the number of restricted share awards granted by the Company during 2011 under the 2004 Plan, are as follows:

Name and Position	Number of Shares Covered by Stock Options	Shares of Restricted Stock
Robert R. Hill, Jr.	8,332	5,413
President and Chief Executive Officer
John C. Pollok	4,848	3,998
Senior Executive Vice President and Chief Operating Officer
John F. Windley	3,054	2,985
President of SCBT, N.A. and Chief Banking Officer
Joseph E. Burns	2,698	2,308
Senior Executive Vice President and Chief Risk Officer
Donald E. Pickett	1,899	1,740
Executive Vice President and Chief Financial Officer
Robert R. Horger	4,311	4,144
Chairman of the Board of Directors
All non-employee directors as a group	—	12,972
All non-employee advisory board members as a group	2,400	—
All employees (including executive officers) as a group	25,142	44,667

        In addition, each nominee for director at the Annual Meeting other than Robert R. Horger was granted between 920 to 1,073 restricted share awards under the 2004 Plan during 2011. No options or restricted share awards were granted during 2011 to any associate of any director, nominee for director or executive officer. Except as shown in the table above, no other person received more than five percent of the total number of options and restricted share awards awarded during 2011.

        The following table sets forth information about the Company's outstanding equity compensation plans as of December 31, 2011:

	A	B	C
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column "A")
Equity compensation plans approved by security holders	370,207	$30.69	254,731
Equity compensation plans not approved by security holders	—	—	—

Total	370,207	$30.69	254,731

        Included within the 254,731 number of securities available for future issuance in the table above is a total of 184,278 shares remaining from the authorized total of 363,825 under the Company's Employee Stock Purchase Plan. In addition, there are 70,453 shares remaining available for future issuance under the Company's 2004 Plan. No more than 55,000 shares shall be awarded pursuant to equity grants made between December 31, 2011 and the date of the Annual Shareholders' Meeting on April 24, 2012. All securities totals for the outstanding and remaining available for future issuance amounts described in this item have been adjusted to give effect to stock dividends paid on March 23, 2007, January 1, 2005 and December 6, 2002.

        THE BOARD OF DIRECTORS UNAMNIMAOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE 2012 OMNIBUS STOCK AND PERFORMANCE PLAN.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis

EXECUTIVE SUMMARY

Company Performance

        The primary goals of the Compensation Committee in 2011 were consistent with its established philosophy. The Compensation Committee seeks to provide compensation arrangements for executive officers that are designed to retain and attract executives who can perform and manage the company in the shareholders' best interest. These compensation arrangements are designed to be aligned with the performance of the company both on a short-term and long-term basis and are based both on the individual's contribution and the company's performance. Our company, although certainly impacted by the economic downturn of the past three years, has during this period experienced transformational growth while at the same time remaining profitable in every year during the downturn. The management team during the period 2009-2011 has been able to not only avoid some of the difficulties which banks in the southeast have encountered, but has also been able to significantly grow the size of the company and the franchise. As a result, our company has clearly outperformed many banking institutions in the southeast. In 2011, the management group continued to grow our company and take advantage of opportunities available in the turbulent banking environment. As described below, the company completed two acquisitions during 2011 and entered into an agreement for a third that is scheduled to close in 2012. At the same time there was organic core deposit growth and long-term growth. Considering the environment, the Compensation Committee views the performance in 2011 as a continuation of performance at a very high level under difficult circumstances. More detail on some of the achievements in the last three years and in 2011 is outlined below.

  •
  From 2009 to 2011, arguably the most difficult period in banking, the Company's tangible book value per common share has increased by $4.85, or 28.5% and total assets have increased by $1.2 billion or 44%. In 2011, shareholder's equity increased by $52 million and the tangible book value per share increased by $1.77, an 8.8% increase (both measures are net of dividends paid). Furthermore, our executive management team positioned our Company to continue to payout consistent and meaningful dividends.

  •
  The Company has attracted and retained access to the capital markets. In February of 2011, we raised $35 million in capital (common stock) raised in connection with the Habersham Bank acquisition, and in May of 2009, $31.2 million in capital (common stock) was raised.

  •
  The Company continued its disciplined growth strategy in 2011 with two additional FDIC-assisted transactions, which resulted in pre-tax gains of $16 million. During the fourth quarter, 2011, the Company announced the merger with Peoples Bancorporation, which when complete will result in a company with approximately $4.4 billion in assets, $3.7 billion in total deposits, and $3.1 billion in loans. The Company is one of the few active acquirers in the southeast.

  •
  While active on the merger and acquisition front, the Company also delivered strong organic growth, both in loans and deposits. During the year, the Company experienced organic core deposit growth, excluding certificates of deposit and acquired deposits, of $315 million or 17%, and achieved overall growth of $174 million in organic loans. Relative to its loan portfolio, the Company reduced its share in the higher risk segments by $81 million or 21%.

  •
  Balance sheet growth and margin expansion both helped increase net interest income in 2011. Our net interest margin benefited from higher yields on the acquired loan portfolio, an increase in legacy loan volume, and lower rates on all of our deposit products. Core deposits now represent 72% of our total deposit base, compared to 62% as of year-end 2010.

  •
  Our customer base increased by more than 25,000 through a combination of organic and acquired growth. We also increased the number of transaction accounts by 20,000 during the year, and experienced an increase of over 30% in bankcard services income, over 28% in investment services income, and over 6% in service charge fee income.

  •
  The Company continues to focus on reducing the level of non-performing loans and associated credit costs. Provision for loan loss expense for 2011 totaled $30.2 million compared to $54.3 million in 2010, a decrease of over $24 million. Non-performing assets, excluding assets covered under FDIC loss share agreements, totaled 2.44% of total assets at year-end, a level that is relatively stable from 2010, but higher than the management team desires. Most of its markets, where we operate have improved, with the exception of those on the coast.

  •
  Our executive management team executed a branch consolidation initiative which resulted in closing 10 branch offices. These closings reduced operating costs in the fourth quarter of 2011, and will result in approximately $3 million in savings annually beginning in 2012.

  •
  The charts below demonstrate that despite the significant credit problems in the southeast; the performance of our Company has remained strong. Given the credit quality issues in the region in which it operates, the Company emphasized quality and regulatory compliance in its 2011 performance metrics. In particular, the Company placed a 20% weighting on each of the following Soundness measures: NPAs / Assets and Classified/ Capital. Other portions of the performance plan included a 40% weighted profitability component, a 10% loan growth component, and a 10% core deposit component. The Company's performance exceeded the profitability targets and the loan and core deposit growth targets during 2011. Details of the performance plan and the payout under the performance plan are outlined on page 31.

5-Year Total Shareholder Return (%)

1-Year Total Shareholder Return (%)

Source: SNL Financial

        The Compensation Committee considered the performance metrics above, the continued turbulence in the banking environment, and the Company's performance compared to other financial institutions in the southeast as well as to our national peer group in making recommendations for executive compensation. Additional information about the national peer group is presented on page 30. The decisions were made with the intent to align compensation with the Company's overall performance for the year and with the best interests of the shareholders.

Summary of Key 2011 Compensation Decisions

        As required by the Dodd-Frank Wall Street Reform and Consumer Protection Act, we held an advisory vote on the compensation of our executive officers (the "Say on Pay Vote") at our 2011 Annual Shareholders Meeting. The results were that 80.26% of the shareholders who voted on our Say on Pay proposal voted in favor of it. While there was strong support for our executive compensation programs, the Compensation Committee and our Board of Directors considered comments received from shareholders and advisors. Accordingly, the Compensation Committee and executive management addressed the following areas during the year.

  •
  Investor Outreach:  Periodic discussions were held with certain large institutional investors to ascertain any concerns with our compensation and governance practices. In addition, we asked for their input on the most effective methods to communicate compensation decisions both past and present. Based on feedback received during our investor outreach, we enhanced our explanations regarding the replacement of traditional non-qualified supplemental executive retirement plans (SERPs) with restricted stock grants for three named executive officers in 2009 and incentive payments to executive in 2010. Explanations are provided under Long-Term Pay Approach found on page 30.

  •
  Executive Incentive Plan and Strategic Initiatives:  During fiscal year 2011, the Compensation Committee approved executive annual incentive plan payouts based upon the achievement of a mix of predetermined financial and regulatory goals and key strategic initiatives. In using a mix of predetermined financial and regulatory goals in combination with strategic goals, the Compensation Committee felt that it can more readily take into account actions, circumstances and events which are not necessarily formulaic in nature, but are still important to the overall success of the Company. In particular, due to overall uncertainty of the southeast market, the Compensation Committee wanted the ability to review executive performance in light of the marketplace in which they operate, as well as any material items (e.g., bank acquisitions). The Compensation Committee believes that in order to align the interests of the executive to those of the shareholder, it is important for a significant portion of their compensation to be variable. Overall compensation for our CEO is 55% variable and 45% fixed and the compensation for other NEOs in the aggregate are 51% variable and 49% fixed. The basis for these decisions is documented in the "Elements of Compensation" section. As the market begins to stabilize, the recommendation will be for the 2012 plans to increase the weighting towards 75% formula-based and 25% goals-based.

  Additional strategic actions and compensation decisions made in 2011:

  •
  The Compensation Committee approved a policy that for any compensation element to be approved, the Committee must review a tally sheet showing the impact of the element from both proxy disclosure requirements and from a total annual compensation perspective.

  •
  In addition, the Committee added a minimum performance condition to the annual performance based annual incentive plan. Under the performance condition, net income must be sufficient to provide for dividends prior to any payouts being made under the plan. This minimum performance condition protects shareholder interests and ensures that the Company can afford to pay annual incentives.

  Governance Practices

  •
  Clawback Policy:  The Committee is committed to adopting a formal clawback provision for adjustment or recovery of incentive awards or payments in the event that the performance measures upon which they are based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment. The Committee intends to fully comply with the Dodd-Frank Wall Street Reform and Consumer Protection Act regarding this issue once rulemaking has been completed with respect to these provisions. Until formal guidance is available, the Compensation Committee will address any situation that may arise and determine the proper and appropriate course of action in fairness to shareholders and award recipients.

  •
  Ownership Guidelines:  The Company has had stock ownership guidelines in place for its NEOs since 2004 to ensure that the interests of the executive are aligned with those of the shareholder. The Chief Executive Officer is expected to hold stock of at least three times his salary and the remaining NEOs are expected to hold stock of at least two times their salary. Additional description of the guidelines is provided in the "Additional Policies and Procedures" section.

Long-Term Pay for Performance Approach

        It is important for the reader to understand recent compensation decisions that impact the values reported in the summary compensation tables to follow, and that the Compensation Committee believes were critical to achieving its goal to promote the long-term growth and success of the Company. Material items over the past-few years that are directly related to this philosophy were:

  1)
  In 2009, traditional non-qualified supplemental executive retirement plans (SERPs) were replaced with restricted stock grants that become 100% vested at age 60 for Messrs. Hill and Pollok and at age 65 for Mr. Burns. The long-term equity grants were put in place for a number of reasons. First, the use of the long-term equity grants for these three officers helps to ensure that their primary focus is on the long-term interests of the shareholders, in addition to motivating these officers to remain with the Company over a long-term period. The long-term equity grants provide increased incentive to ensure that our shareholders receive a superior return over a long-term period. Second, by utilizing the long-term equity grant, the Company will realize considerable accounting savings over the lifetime of the arrangement compared to the costs of a cash-based SERP which is approximately $5.5 million over the span of the vesting periods for these executives. Lastly, the long-term equity grant concept was targeted to officers with sufficient remaining working life to ensure that present market volatility was not a detriment in taking the long-term equity approach.

  2)
  Activities in 2010 resulted in two unique incentive payments. In February, NEOs received a retention bonus, of which a portion would need to be returned if employment is terminated within three years. Then, a transaction incentive was awarded to NEOs that correlated with performance of the Company based on results of the FDIC-assisted acquisition of CBT. Overall, 2010 resulted in ROAA of 1.43% and ROAE of 15.45% primarily from the acquisition gain from the CBT transaction of $98.1 million on a pre-tax basis. Acquisitions such as the one with CBT are an important part of the Company's long-term success. This acquisition established a significant footprint in the state of Georgia and enabled the Company to strengthen its presence with an additional FDIC-assisted transaction in 2011 (Habersham) in many of the same Georgia markets. If the merger with CBT had not been bid and executed as well as it was, the subsequent transaction in Georgia would not have been as appealing to the long-term performance of the company.

        The Committee firmly believes these actions were in line with the long-term focus and upon looking back, continue to be appropriate components of executive total compensation. Incentive plans for 2011 returned to a more normal level.

Highlights of Compensation Component Decisions

        The following table summarizes the components of compensation paid or awarded to our executive officers who appear in the "Summary Compensation Table" below (referred to collectively throughout this section as our "NEOs").

Compensation Component	What the Component Rewards	Key Features
Base Salary	Reflects the scope of leadership and responsibility, individual achievement toward the objectives of their respective position, and their relative value in the industry.	The Committee approved increases for the CEO and other NEOs to bring them closer to the market determined by the compensation peer group median. Actual positioning varies above or below the median to reflect each executive's contributions to the success of SCBT.
Performance-Based Annual Cash Incentive	Focuses executives on achieving annual financial and performance objectives based on Soundness, Profitability, and Growth.
The opportunity for performance-based annual cash incentive was based 50% on pre-set financial goals and 50% upon strategic initiatives. The Committee establishes the weighting on each of the categories for the formulaic goals to include 40% based on soundness, 40% based on profitability, and 20% based on growth with each goal having threshold, target, and maximum levels. The Committee can also recommend an award for the executives' achievement toward Strategic Initiatives which include each executive's contribution toward events and circumstances that are not necessarily formulaic. This includes the successful integration of bank acquisitions, improvement in credit practices, risk management, leadership development, succession planning, and improvement in customer relations.

In 2011, 4 out of the 5 goals were met at the maximum achievement level and 1 goal was met at the target level resulting in 91% of the maximum payout opportunity. Strategic Initiatives were paid out to each executive at 50-70% of the total opportunity. The basis of the payout of strategic initiatives are outlined on page 37.
Incentive Stock Awards (75% Restricted Stock Grants and 25% Stock Options)	Rewards the achievement of long-term business objectives that benefit our shareholder. Supports the retention of a talented management team over time.
Restricted stock grant opportunities are based 50% on pre-set financial goals and 50% upon strategic initiatives. Restricted stock grants vest on a "cliff" basis on the fourth anniversary of the award.

Compensation Component	What the Component Rewards	Key Features
The Committee elected to grant stock options in 2011. The committee believes that granting stock options align executives' interests with those of the shareholders because these awards will only have value if the stock price increases. Stock options vest in 25% installments over four years. Stock options represent less than 10% of total direct compensation for 2011.
The burn rate of our equity plan averaged over a three-year period was 1.24%. This burn rate meets prescribed guidelines for banks.

        In summary, the Committee concluded that the 2011 performance-based compensation together with 2011 base salary levels are well aligned with the Company's performance for the year and that the linkage between pay and performance is strong.

Compensation Philosophy

        The fundamental philosophy of the Company's compensation program is to offer competitive compensation opportunities for executive officers that are (i) aligned with the performance of the Company on both a short-term and long-term basis, and (ii) based both on the individual's contribution and on the Company's performance. The compensation paid is designed to retain and reward executive officers who are capable of leading the Company in achieving its business objectives in a highly regulated industry characterized by complexity, competitiveness and change.

        More than half of each of our NEO's target total direct compensation is in the form of performance-based compensation.

Role of the Compensation Committee

        The Compensation Committee is responsible for the design, implementation and administration of the compensation programs for our executive officers and directors of the Company. The Compensation Committee presents its recommendations to the full Board of Directors and the Board of Directors makes the final decision on compensation for our NEOs.

        The Compensation Committee seeks to increase shareholder value by rewarding performance with cost-effective compensation and striving to attract and retain talented executives through adherence to the following compensation objectives:

  •
  The Company's compensation programs are designed to reward our NEOs based on key standards that comprise the Company's culture: soundness, profitability, growth, ethics, execution of strategic goals, the ability to inspire and motivate, and sound corporate governance.

  •
  The Compensation Committee's philosophy is to provide competitive compensation to attract and retain key management to ensure a balance of soundness, profitability and growth while providing long term value for the shareholders of the Company.

  •
  Reward executives consistent with the Company's culture of being a meritocracy in regard to compensation for all employees.

  •
  The Compensation Committee has overall responsibility for evaluating and recommending to the Board of Directors for its approval the director and executive officer compensation plans, policies and programs of the Company.

  •
  The Compensation Committee will annually review and evaluate the compensation policies and practices for all of the Company's employees and consider whether risks arising from such policies and practices are likely to have a material adverse effect on the Company.

        The Compensation Committee met seven times in 2011. The Compensation Committee is supported in its work by the Senior Vice President, Human Resources Manager, her staff, and an executive compensation consultant, as described below.

        The Compensation Committee may receive recommendations from the chairman of the board with respect to the CEO's performance in light of goals and objectives relevant to the compensation of our CEO. The CEO reviews with the Compensation Committee the performance of the other NEOs and, based on that review, the CEO makes recommendations to the Compensation Committee about the total compensation of NEOs (other than the CEO). The CEO does not participate in, and is not present during, deliberations or approvals by the Compensation Committee or the Board of Directors with respect to his own compensation.

        The Compensation Committee reviews and approves the total compensation of the NEOs annually. The Compensation Committee makes decisions based on the Company's philosophy of providing a competitive base salary, relative to the peer group, complemented with significant performance-based incentives. After reviewing all of the compensation arrangements discussed below, along with corporate and individual performance, the Compensation Committee believes that the measurement tools, compensation levels and the design of the Company's executive compensation program are appropriate and motivate our NEOs to lead the Company in the best interests of its shareholders.

Compensation Consultant

        During 2011, the Compensation Committee engaged the services of McLagan, an Aon Hewitt company, to provide compensation consulting services for both directors and executive management of the Company. McLagan reports directly to the Compensation Committee. The Compensation Committee has the sole authority to hire consultants and set the engagements and the related fees of those consultants.

        The following consulting services were provided to the Compensation Committee in 2011:

  •
  Recommended and made observations regarding the potential alignment of the Company's executive compensation practices with the Company's overall business strategy and culture relative to the market as defined by the peer group. This included a review of the current performance based programs with respect to the annual cash incentives and annual equity grants and making recommendations for the 2011 and 2012 fiscal year plans.

  •
  Reviewed the competitiveness of the compensation elements currently offered by the Company to its top executives, including base salary, annual incentive or bonus, long-term incentives (stock options and restricted stock), all other compensation, and changes in retirement benefits as compared to that of the customized peer group.

  •
  Revised the Company's compensation peer group of publicly-traded financial institutions that is comparable to SCBT in asset size (the peer group consists of high performing commercial banking institutions and is presented below).

  •
  Assisted the Company in its preparation of compensation disclosures as required under Regulation S-K with respect to this proxy statement including this CD&A and associated tables and disclosures included herein by reference.

Compensation Benchmarking and Compensation Committee Functions

        Each year, with assistance from McLagan, the Compensation Committee reviews a survey of the compensation practices of the Company's peers in order to assess the competitiveness of the compensation arrangements of our NEOs. Although benchmarking is an active tool used to measure compensation structures among peers, it is only one of the tools used by the Compensation Committee to determine total compensation. Benchmarking is used by the Compensation Committee primarily to ascertain competitive total compensation levels (including base salary, equity awards, cash incentives, etc.) with comparable institutions. The Compensation Committee uses this data as a reference point, establishes competitive base salaries, and then addresses pay-for-performance (meritocracy) as discussed further in the sections below on cash incentives and long-term retention. A combination of peer performance, market factors, company performance and personal performance are all factors that the Compensation Committee considers when establishing total compensation, including incentives. This practice is in line with the Company's meritocracy philosophy of pay. The Compensation Committee, at its discretion, may determine that it is in the best interest of the Company to negotiate total compensation packages that deviate from regular compensation and incentive levels in order to attract and retain specific talent.

        The Compensation Committee reviews the composition of the peer group annually and may change it as a result of mergers, changes to banks within the group, or changes within the Company. The 2011 compensation peer group was selected based on certain current market criteria, including the following:

  •
  National banks and thrifts with total assets from $2.8 billion to $10 billion

  •
  No banks or thrifts located on the West Coast or in metro NYC

  •
  ROAA and ROAE > 0%

  •
  Core EPS Growth and 1-year return cannot decline > 50% unless ROAE > 10%

  •
  Commercial loan portfolio > 40% of total loan performance

  •
  NPAs/Assets < 4.0%

        The companies that comprised the peer group consisted of the following 20 financial institutions, all of which were also included in the 2010 compensation peer group (one bank was removed from 2010 due to poor performance):

Texas Capital Bancshares Inc.	Flushing Financial Corp.	Tompkins Financial Corporation
First Financial Bancorp.	Heartland Financial USA Inc.	Simmons First National Corp.
BancFirst Corp.	First Financial Bankshares	Southside Bancshares Inc.
NBT Bancorp Inc.	TowneBank	First Bancorp
Independent Bank Corp.	Carter Bank & Trust	Provident New York Bancorp
1st Source Corp.	Great Southern Bancorp Inc.	Washington Trust Bancorp Inc.
WSFS Financial Corp.	Community Trust Bancorp Inc.

        When making compensation determinations for the Company's NEOs, the Compensation Committee focuses on total compensation that is generally competitive with the 60th percentile of the market at target levels of performance. The findings for the Company compared to the peer group during 2011 revealed that for NEOs, salaries ranged from the 11th to 25th percentiles of the peer group and target levels of total compensation ranged from the 42nd to 59th percentiles of the peer group. The Company's strong performance compared to its goals results in actual 2011 compensation for the NEOs expected to fall between the 58th and 71st percentiles of the compensation peer group.

ELEMENTS OF COMPENSATION

        The chart below shows the compensation mix for the Company's NEOs both in terms of total opportunities and actual results for 2011. More than half of their compensation is variable based on performance. In addition over half of their incentive opportunities are in the form of long-term equity.

        The key elements of compensation for the NEOs are base salary, annual and long-term incentives, and benefits.

  •
  Base Salary—This fundamental component is determined based on historical and anticipated individual contribution and performance toward accomplishing the Company's stated objectives. It is also reviewed in the context of comparability with the key executives of the peer group. We believe that the annual base salary levels for the NEOs helps us to retain qualified executives and provides a measure of income stability that lessens potential pressures for the NEOs to take risks to achieve performance measures under incentive compensation arrangements.

    January 2011, named executive officer annual base salaries were increased to achieve levels that were more in line with the market median (50th percentile). Robert R. Hill received a 10% increase from $448,800 in 2010 to $493,680 in 2011. Although he received a 10% increase, his base salary remained below the median for peer group. Other NEOs received increases ranging from 4% to 13% based on their individual performance and peer group data. The Compensation Committee approved the following merit increases, effective January 2012: Mr. Hill to $520,000 or 5.3% and the other NEOs ranging from 3.8% to 10.4%.

  •
  2011 Executive Performance Plan—In 2010, the SCBT Financial Corporation Executive Performance Plan ("Performance Plan") was established to replace the Long-term Retention and Incentive Plan in order to establish more reasonable goals and objectives in light of the current economic environment while still motivating and retaining the Company's NEOs and certain other key employees.

    The purpose of the Performance Plan is to establish reasonable goals and objectives in light of the economic environment while promoting the long-term growth and financial success of the Company by (1) attracting and retaining key officers and employees of outstanding ability, (2) strengthening the Company's capability to develop, maintain, and direct a competent management team, (3) providing an effective means for selected key officers and employees to acquire and maintain ownership of Company stock, and (4) providing incentive compensation opportunities competitive with those of other major corporations.

    The Performance Plan and its goals are reviewed annually by the Compensation Committee. The 2011 Performance Plan followed a similar structure as 2010. Plan opportunities as a percentage of salary and 2011 results are displayed below:

		Total Opportunity as a % of Salary (Cash and Equity Opportunity split 50/50)
					Actual Earned
Name	Position	Threshold	Target	Max
Robert Hill	President and CEO	52%	104%	176%	139%
John Pollok	Senior EVP, COO	50%	100%	168%	140%
John Windley	President of SCBT, N.A.	43%	86%	146%	115%
Donald Pickett	EVP, CFO	43%	86%	146%	109%
Joseph Burns	Sr. EVP, Chief Risk Off.	43%	86%	146%	109%

    The 2011 executive performance plan was made up of cash, restricted stock, and stock options:

    1.
    Cash Incentive: The 2011 Performance Plan paid out 50% in the form of cash. The amount of cash was paid out one-half based upon goals and objectives for 2011 and one-half based upon a "Strategic Initiatives".

    2.
    Equity Incentive: In addition to cash, the 2011 Performance Plan paid out 50% in the form of equity. The equity component was made up of both restricted stock and stock options as follows:

    a.
    Restricted Stock: Of the equity granted, 75% was in the form of restricted stock. Of the total opportunity (cash and equity) for a given level, this represented 37.5% of the total 100% opportunity level. Similar to the cash portion, half of the restricted stock was granted based upon achievement of 2011 goals and objectives. The remaining half was paid out on a based upon achievement of strategic initiatives. Restricted stock vests 100% at the end of four years (i.e., four year cliff vesting).

    b.
    Stock Options: The remaining equity was granted 25% in the form of stock options; or 12.5% of the total opportunity for a given level. Stock options vest ratably (25% per year) over four years.

      Performance-Based Goals

    The goals for the formula-based portion of the 2011 Performance Plan are weighted as follows: 40% soundness, 40% profitability, and 20% loan and deposit growth.

    •
    Soundness:  This component is based on the following measurements: attaining a level of non-performing-assets to total assets ("NPA Level") that ranged from 2.25%-2.75%, and attaining a level of classified assets to capital that ranged from 52% to 47%. This element is weighted to ensure soundness is not sacrificed at the expense of growth or profitability and to ensure appropriate focus is placed on improving credit related issues.

    •
    Profitability:  This measure is based on growth in net income over prior years. Since growth in net income is a key component in building shareholder value, this element is weighted 40%.

    •
    Loan and Deposit Growth:  This measure is achieved by growing loans and deposits above last year's levels. This measure is weighted 20% to ensure proper attention is focused on growing the company, but is weighted less than profitability and soundness so that growth is achieved in line with profitability and appropriate risk management.

    In addition there is both an Overall Plan Trigger and a Specific Soundness Trigger:

    •
    Overall Plan Trigger:  In order for the formula-based portion of the plan to pay out, net income must be able to provide coverage of the cash dividends paid to the Company's stockholders.

    •
    Specific Soundness Trigger:  For the Soundness goal to payout, there must be achievement of a prescribed rating from the principal bank regulator that was at least as high as our most recent rating.

	Soundness (40%)			Profitability (40%)	Loan & Deposit Growth (20%)
Overall Plan Trigger	NPA Level (20%)		Classified/Capital (20%)	After-tax Net Income	Loan Growth (10%)	Core Deposits (10%)
	Net income to provide dividend coverage
Threshold	2.75%		52.00%	$13.4 Million	3.50%	4.00%
Target	2.40%		49.00%	$15.0 Million	4.50%	6.20%
Maximum	2.25%		47.00%	$17.5 Million	5.50%	7.20%
Actual	2.39%	(1)	45.79%	$22.6 Million	9.76%	25.45%

(1)
Amount differs from the 2.44% NPA level reported externally due to the exclusion of $2.5 million in branch property that was transferred to NPA from fixed assets. Since branch property is unrelated to loan credit quality, this amount has been excluded for purposes of comparison to the plan target.

      Strategic Initiatives

    While pre-determined goals dictated 50% of how the 2011 Executive Performance Plan paid out with respect to the Cash Incentive component and Restricted Stock component, 50% was determined on non-formula based Strategic Initiatives for the Cash Incentive component and Restricted Stock component. The Strategic Initiatives are based on implementation of actions to achieve long-term growth and profitability such as achievement and successful integration of acquisitions, improvement in credit practices and measurements and other practices related to risk management, leadership development, succession planning and continuing to build upon company culture.

    For 2011, the Compensation Committee determined that the weighting on Strategic Initiatives was appropriate in light of uncertainties related to the economy at the beginning of 2011 and the resulting difficulty in predicting specific multi year financial goals as well as the company's strong emphasis on acquisitions which have a major impact on achievement of long term goals but cannot be predicted with any certainty as to timing or size. Robert Hill received 60% of the strategic initiative opportunity for cash and restricted stock. Other NEOs received 50-70% of the strategic initiative opportunity for cash and restricted stock based upon their individual performance and contributions.

    The Compensation Committee granted Incentive Stock Options in 2012 that were in recognition of Mr. Hill's 2011 contributions. He received 9,275 stock options. Other NEOs received between 3,662 and 5,667 stock options in recognition of their 2011 contributions. See "Equity Grant Practices" caption.

      2011 Equity Grants

    Equity grants shown in the compensation tables reflect restricted stock earned in 2010 due to the achievement of established performance goals and the one-time awards correlated with the results of the merger with CBT. Restricted stock received in 2011 in recognition of the NEOs' 2010 contributions was as follows: Mr. Hill, 5,413; Mr. Pollok, 3,998; Mr. Windley, 2,985; Mr. Burns, 2,308; and Mr. Pickett, 1,740.

    Stock options are evaluated each year and motivate a focus on increasing the share price. Stock options only become valuable to the Executive if the stock price increases over a period of time. The Compensation Committee believes that a balancing of restricted stock grants and Incentive Stock Options align their interests with those of the shareholders. Incentive Stock Options received in 2011 in recognition of the NEOs' 2010 contribution are as follows: Mr. Hill, 8,332; Mr. Pollok, 4,848; Mr. Windley, 3,054; Mr. Burns, 2,698; and Mr. Pickett, 1,899.

    See the Grants of Plan Based Awards table of equity grants by executive during 2011.

Benefits

    During 2011, SCBT maintained various employee benefit plans that constitute a portion of the total compensation package available to the NEOs and all eligible employees of SCBT. These plans consist of the following:

    Employees' Pension Plan—Four of the five NEOs are participants in a noncontributory defined pension plan which covers substantially all employees of the Company hired before January 1, 2006. Pension benefits are paid based upon age of the employee and years of service. The Plan was frozen in July 2009 and no further benefits are being accrued. See the Pension Benefits table and the accompanying footnotes and narrative for more information.

    Employees' Savings Plan—401(k)—Each of the NEOs are participants in a defined contribution plan which in 2011 permitted employees to contribute up to 50% of their compensation, on a tax-deferred basis, up to certain IRS compensation deferral amount limits applicable to tax-qualified retirement plan, with SCBT matching 50% up to 4% of their deferrals. In 2012, SCBT will match 50% up to 6% employee deferrals.

    See the table in footnote 7 of the Summary Compensation Table.

    Health Care—provides medical and dental coverage for all eligible employees.

    Other Welfare Benefits—includes sick leave, vacation, etc.

        The employee benefits for the NEOs discussed in the subsection above are determined by the same criteria applicable to all SCBT employees. These benefits help keep SCBT competitive in attracting and retaining employees. SCBT believes that its employee benefits are generally in line with benefits provided by the Peer Group and consistent with industry standards.

    Supplemental Executive Retirement Plan—The Company provides non-qualified supplemental executive retirement plan (SERP) agreements for Mr. Windley, and certain other executives. The Company elects to offer this type of incentive as a way to retain executives over the long term and to provide a partial offset to shortfalls in the percentage of income provided for retirement by its qualified retirement plans.

    On November 1, 2006, the Company approved updated or new supplemental executive retirement agreements with Mr. Windley, and certain other executives.

    In 2009, traditional non-qualified supplemental executive retirement plans (SERPs) were replaced with restricted stock grants that vest ratably and that become 100% vested at age 60 for Messrs Hill and Pollok and at age 65 for Mr. Burns. The use of these Long-Term Equity Grants helps to insure the executives' focus is on the long-term interests of the shareholders and motivates retention over a long-term period. In addition, by utilizing the Long-Term

    Equity Grants, the Company expects to realize lower compensation expense of approximately $5.5 million over the span of the vesting periods for these executives.

    Deferred Compensation Plan—We make available to selected members of our senior management group, including all NEOs and /or other selected employees who are highly compensated, the opportunity to elect to defer current compensation for retirement income or other future financial needs. The plan is a nonqualified deferred compensation plan that is designed to be exempt from certain ERISA requirements as a plan that covers a select group of management and certain other highly compensated employees. Each year, participants can choose to have their compensation for the upcoming year reduced by a certain whole percentage amount ranging between 5% and 80%, or by a specific dollar amount (in all cases, subject to a minimum value established by the bank). In addition, the employer may make matching or partially—matching contributions for participant deferrals. The employer may also make discretionary contributions for any or all participant (s). Both of these types of employer contributions would be subject to certain vesting requirements. There are also forfeiture provisions, which can result from unvested amounts existing at terminations or from materially incorrect earnings that are subsequently adjusted or corrected. Deferrals may be held by a trustee in a grantor (rabbi) trust and may be invested in funds that mirror deemed investments selected by the participants and offered pursuant to the plan. Such a trust would not isolate assets for the benefit of the participants. Consequently, distributions made under the plan will be made from the general assets of the bank which could be subject to claims of its creditors. Amounts deferred under the plan will generally be subject to income taxes payable by the participant in the year in which received (end of the deferral period), but these deferred amounts are subject to employment taxes in the year of deferral. In 2011, Mr. Hill and Mr. Windley elected to participate. There were no employer contributions made to any plan participants in 2011.

    See the discussion entitled Deferred Compensation Plan for additional information.

    Perquisites—The Company also provides limited perquisites to NEOs that are not available to all employees. Some examples of these include bank-owned automobiles, automobile allowances, club and membership dues. The values of these items are presented in the Summary Compensation Table under the heading All Other Compensation. The value attributable to any personal use of bank-owned automobiles is considered compensation to the executive and represents the aggregate incremental cost to the Company associated with that personal use. The Company and the board believe that the use of each of these perquisites is helpful for the proper performance of the NEOs' duties.

ADDITIONAL POLICIES AND PROCEDURES RELATED TO EXECUTIVE COMPENSATION

Share Ownership Guidelines

        The Company's stock ownership guidelines require NEOs to own equity representing a multiple of their salary and to retain this equity throughout their tenure. The specific share ownership requirements are:

  •
  Chief Executive Officer—3 times salary

  •
  Other NEOs—2 times salary

        The Company's NEOs have five years from being named a NEO to comply with the stock ownership guidelines. As of the end of our fiscal year, Messrs. Hill, Pollok, Windley, and Burns have exceeded their required ownership levels. Mr. Pickett is currently progressing toward meeting the required ownership guidelines. Beneficially owned shares include shares held by a named executive officer, directly or indirectly, and unvested shares of restricted stock, as to which the executive officers have full voting privileges; but excludes vested and unexercised stock options. Until the stock ownership guidelines are achieved, the sale of shares of the Company's common stock is restricted.

Equity Grant Practices

        To address volatility concerns, the 30-day moving average of SCBT's stock was utilized to determine the number of restricted shares to be issued under the Executive Performance Plan for 2011. Stock option values were determined based upon Black Scholes Valuation methodology. This value was divided into the dollar amount the executive is expected to receive to quantify the number of options granted to an executive. The calculated number of restricted shares or stock options will continue to be issued with a stock price reflecting the date of the grant.

Employment and Non-Competition Agreements

        The purpose of these agreements is to attract and retain high caliber executive officers, recognizing that termination and change in control protections are commonly provided at comparable companies with which we compete for executive talent. In addition, the Compensation Committee believes change in control protections enhance the impartiality and objectivity of the NEOs in the event of a change in control transaction and better ensure that stockholder interests are protected. Finally, these agreements include non-competition provisions that further protect the company should the NEO elect to pursue other employment opportunities. In 2006, the Company approved employment agreements with each of the NEOs. The agreements, which were amended and restated in 2008 to address Internal Revenue Code Section 409(a) matters, provide for the following:

  •
  Term of Employment.  Each employment agreement has a term of employment of three years from the effective date of the agreement. On each anniversary date of the effective date of the agreement, the term of the agreement is automatically extended for an additional year unless at least 60 days prior to the anniversary date either party gives the other party written notice of non-renewal.

  •
  Reimbursement of Expenses.  The Company will reimburse the executive all reasonable travel and other business related expenses incurred in performing duties under the agreement.

  •
  Vacation and Sick Leave.  The Company will provide vacation and sick leave to the executive in accordance with policies and procedures established from time to time.

  •
  Employee Benefit Plans.  The executive is entitled to participate in the employee benefit plans presently in effect or as these plans may be modified or added from time to time.

  •
  Incentive Bonus Plans.  The executive is entitled to participate in the incentive bonus plans, applicable to his employment position, in accordance with policies and procedures established from time to time.

  •
  Fringe Benefits.  The Company will reimburse the executive for the cost of attending required meetings and conventions and will cover membership dues to an approved country club. In addition, Mr. Hill, Mr. Pollok, Mr. Windley, and Mr. Burns are provided the use of a bank-owned automobile.

  •
  Termination of Employment.  See the discussion below entitled Potential Payments upon Termination or Change in Control for a description of the payments that may be due to each executive upon termination of employment.

  •
  Non-compete.  The period of non-compete for the executive runs during the period of employment and for a designated period of time following termination of employment. If the executive is found to violate the covenants contained in the agreement, the non-compete period will be extended for a period equal to the amount of time the executive is found to have been in non-compliance. If Mr. Hill is terminated for cause according to his agreement, the non-compete period is abbreviated and ends 12 months after the date of termination.

        See the discussion entitled "Potential Payments upon Termination or Change in Control," which provides the amount of compensation each executive would receive under various termination events based upon the employment agreements.

162(m) Tax Considerations

        Internal Revenue Service regulations disallow a tax deduction to public corporations for compensation, other than performance-based compensation, over $1 million paid to a chief executive officer and the additional three most highly compensated NEOs (excluding the Company's Chief Financial Officer). The Compensation Committee considers the impact of those regulations in connection with its decisions regarding the compensation of our executive officers. The Compensation Committee believes, however, that shareholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in structuring compensation programs, even though such programs may result in certain non-deductible compensation expenses.

Risk Assessment in Compensation Programs

        For the second year in a row, the Compensation Committee reviewed and discussed a compensation risk assessment with assistance from human resources, legal and compliance personnel. The conclusion was that the Company's compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect. This risk assessment process included a review of the design and operation of the Company's nine incentive compensation programs, identifying and evaluating situations or compensation elements that may raise material risks, and an evaluation of other controls and processes designed to identify and manage risk. In addition, the Chief Risk Officer reported to the Compensation Committee that he along with the Chief Financial Officer, General Auditor, and Audit Supervisor will review, test, and report on the following:

  •
  The balance between short-and long-term incentives

  •
  The presence of meaningful risk mitigators to include longer-term performance periods, recoupment policies, and performance goals that include soundness as well as profitability.

  •
  Performance objectives are set with an appropriate level of difficulty that will align individual performance along with the long-term performance of the company.

Transactions in Company Securities

        In general, SEC rules prohibit uncovered short sales of shares of the Company's common stock by its executive officers, including the NEOs. Accordingly, the Company's insider trading policy prohibits short sales of shares of the Company's common stock by its executive officers, including the NEOs, and discourages all employees from engaging in any hedging transactions relating to the Company's common stock. The policy also requires all affiliates and insiders to consult with the Company's Treasurer or Chief Executive Officer if they intend to engage in any transactions involving the Company's common stock. In 2011, no executive officer consulted with the Company's Treasurer of Chief Executive Officer regarding hedging transactions.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee of the Company has reviewed and discussed the Compensation Discussion and Analysis required by Item 402 (b) of Regulation S-K with management and, based on such review and discussions, has recommended to the board of directors that the Compensation

Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into the Company's 2011 Annual Report on Form 10-K.

        The Compensation Committee certifies that it has reviewed with the Company's senior risk officer the senior executive officer incentive compensation arrangements and has made reasonable efforts to ensure that such arrangements do not encourage senior executive officers to take unnecessary or excessive risks that threaten the value of the Company.

        This report is provided by the following independent directors, who comprise the Compensation Committee:

Susie H. VanHuss, Chair
Jimmy E. Addison
M. Oswald Fogle
Cynthia A. Hartley
Harry M. Mims, Jr.
Alton C. Phillips
James W. Roquemore

 SUMMARY COMPENSATION TABLE

        The following table summarizes for the fiscal years ended December 31, 2011, 2010 and 2009, the current and long-term compensation for the Chief Executive Officer, the Chief Financial Officer and the three most highly compensated executive officers other than the Chief Executive Officer and Chief Financial Officer. Each component of compensation is discussed in further detail in the footnotes following the table.

Name and Principal Position	Year	Salary ($) (1)	Bonus ($) (2)	Stock Awards ($) (3)	Option Awards ($) (4)	Non-Equity Incentive Plan Compensation ($) (5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (6)	All Other Compensation ($) (7)	Total ($)
Robert R. Hill, Jr.(9)	2011	$493,680	$—	$175,706	$98,693	$329,778	$49,184	$38,960	$1,186,001
President and	2010	448,800	600,000	128,082	246,729	307,586	25,312	41,954	1,798,463
Chief Executive Officer	2009	408,000	—	848,605	88,068	—	6,691	39,618	1,390,982
John C. Pollok(8)	2011	316,000	—	129,775	57,425	214,880	46,130	27,641	791,850
Senior Executive Vice President,	2010	287,232	500,000	59,488	128,690	160,026	24,446	27,340	1,187,223
Chief Operating Officer	2009	261,120	—	779,266	51,243	—	5,590	27,624	1,124,843
John F. Windley	2011	265,000	—	96,893	36,175	146,810	62,687	11,987	619,552
President of SCBT, N.A.	2010	241,230	225,000	41,677	85,260	114,043	51,333	10,126	768,668
	2009	219,300	—	—	32,273	—	42,229	4,628	298,430
Joseph E. Burns	2011	240,000	—	74,918	31,958	124,200	39,437	24,205	534,718
Senior Executive Vice President,	2010	213,180	225,000	33,616	72,150	97,584	28,439	28,930	698,899
and Chief Risk Officer	2009	193,800	—	390,998	28,523	—	13,885	19,733	646,938
Donald E. Pickett(8)	2011	235,000	—	56,480	22,494	121,613	—	7,431	443,018
Executive Vice President and	2010	225,000	225,000	—	27,096	67,500	—	177,630	722,226
Chief Financial Officer	2009	—	—	—	—	—	—	—	—
(1)
Consists of total salary compensation, including all amounts that have been deferred at the officers' election. During 2011, Mr. Hill deferred $19,167 and Mr. Windley deferred $12,698 into the deferred compensation plan (see description of plan on page 39).

(2)
Reflects the transaction cash incentive awarded to the NEOs in conjunction with the material increase in net income during 2010. The Transaction Incentive is further described in the section entitled Compensation Discussion and Analysis.

(3)
From time to time, the Company has awarded shares of restricted stock to its executive officers. The shares of restricted stock the Company awarded to the NEOs during 2011 and 2010 cliff vest at 100% on the fourth anniversary of the award, subject to the continued employment of the officer. In 2010, Mr. Hill earned the maximum opportunity for the formula-based restricted stock grants for the 2010 Performance Plan. He requested and the Compensation Committee approved a pay-out of 50% of the maximum opportunity, or 5,413 restricted shares instead of 10,282 restricted shares that were earned. The Company awarded 30,780 shares of restricted stock to Mr. Hill, 28,265 shares of restricted stock to Mr. Pollok, and 10,555 shares of restricted stock to Mr. Burns during 2009 to replace the cash-based SERP agreements which vest on December 31 of each year with final vesting at the end of the month in which Mr. Hill and Mr. Pollok reaches his retirement age of 60 years old, and age of 65 years old for Mr. Burns. The Company awarded 3,627 shares of restricted stock to Mr. Burns on January 22, 2009 that cliff vest at 100% on the seventh anniversary of the award, subject to his continued employment. An officer's interest in any non-vested shares will fully vest if there is a change in control of the Company or the officer dies while employed by the Company. Mr. Burns has the right to vote restricted shares and to receive dividends paid on the shares prior to vesting. The market value of the shares is determined by the closing market price of the Company's Common Stock on the date of grant of stock awards. The value of the restricted stock grants shown above equals the grant date fair value in accordance with FASB ASC Topic 718. See discussion of assumptions used in the valuation of the stock awards in Note 20, "Share-based Compensation" in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(4)
The value of the stock option awards shown above equals the grant date fair value in accordance with FASB ASC Topic 718. See discussion of assumptions used in the valuation of option awards in Note 20, "Share-based Compensation" in the Company's Annual Report on Form 10-K for the year ended December 31, 2011.

(5)
Reflects the dollar value of all amounts earned during the fiscal year pursuant the performance based non-equity incentive plans.

(6)
Includes the change in pension value to the NEOs with the exception of Mr. Windley. Mr. Windley's includes the change in pension value of $25,529 and the Supplemental Executive Retirement Plan ("SERP") accrual of $37,158. It also includes the portion of income earned during the fiscal year in the nonqualified deferred compensation plan exceeding 120% of the applicable long-term federal rate ("AFR"). During 2011, nonqualified deferred compensation plan balances experienced an unrealized loss; therefore, there was no income exceeding 120% of the applicable long-term federal rate ("AFR").

(7)
The following table provides all other compensation:

Name	Matching Contributions to Employee Savings Plan	Life Insurance and Long-Term Disability Premium	Dividends on Unvested Restricted Stock	Memberships	Imputed Taxable Value of Vehicles	Total
Robert R. Hill, Jr.	$4,900	$1,548	$28,953	$2,376	$1,183	$38,960
John C. Pollok	1,580	1,548	22,489	—	2,024	27,641
John F. Windley	4,900	1,548	4,229	—	1,310	11,987
Joseph E. Burns	4,810	1,548	11,558	3,180	3,110	24,205
Donald E. Pickett	4,700	1,548	1,183	—	—	7,431
(8)
Beginning January 4, 2010, Donald E. Pickett assumed the Chief Financial Officer responsibilities from John C. Pollok, who had served in this capacity since February 15, 2007. Mr. Pollok served during this time as both the company's COO and CFO. In 2010, Mr. Pickett's "all other compensation" included $171,618 of relocation cost and incentives related thereto.

(9)
In 2010, the change in pension value for Mr. Hill was incorrectly reported at $64,980. The corrected amount was $25,252.

GRANTS OF PLAN BASED AWARDS

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Possible Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or Units (#) (3)	All Other Options Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Options Awards ($/Sh) (4)	Grant Date Fair Value of Stock and Options Awards ($) (5)
		Approval of Award Date
Name	Grant Date		Thres- hold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maxi- mum (#)
Robert R. Hill, Jr.	1/27/11	1/27/11							—	8,332	$32.46	98,693
	1/27/11	1/27/11							5,413			175,706
	n/a	n/a	128,357	256,714	434,438	3,266	6,532	11,054
John C. Pollok	1/27/11	1/27/11							—	4,848	32.46	57,425
	1/27/11	1/27/11							3,998			129,775
	n/a	n/a	79,000	158,000	265,440	2,010	4,020	6,754
John F. Windley	1/27/11	1/27/11							—	3,054	32.46	36,175
	1/27/11	1/27/11							2,985			96,893
	n/a	n/a	56,975	113,950	193,450	1,450	2,899	4,922
Joseph E. Burns	1/27/11	1/27/11							—	2,698	32.46	31,958
	1/27/11	1/27/11							2,308			74,918
	n/a	n/a	51,600	103,200	175,200	1,313	2,626	4,458
Donald E. Pickett	1/27/11	1/27/11							—	1,899	32.46	22,494
	1/27/11	1/27/11							1,740			56,480
	n/a	n/a	50,525	101,050	171,550	1,286	2,571	4,365
(1)
These amounts represent ranges of the possible performance-based cash bonuses that could have been paid in 2012 based on 2011 results pursuant to the Executive Performance Plan. The actual bonuses paid are displayed under Non-Equity Incentive Plan Compensation within the Summary Compensation Table. The threshold amount is currently 26% for Mr. Hill, 25% for Mr. Pollok and 21.6% for all other NEOs, as this is the minimum payout that can occur under the program. The incentive target level is determined as the aggregate dollar amount derived from the executive officers' target bonuses expressed as a percent of annual salary. This target percentage is currently 52% for Mr. Hill, 50% for Mr. Pollok and 43% for all other NEOs. The maximum incentive is 88% for Mr. Hill, 84% for Mr. Pollok and 73% for all other NEOs. The 2011 Executive Performance Plan is further described in the section entitled Compensation Discussion and Analysis.

(2)
These amounts were the possible equity payouts in 2012 for performance in 2011 pursuant to grants of restricted stock for the Executive Performance Plan. The actual amounts awarded are not included in the Summary Compensation Table because they were granted by the Company in 2012. The 2011 Executive Performance Plan is further explained in the Compensation Discussion and Analysis section of this Proxy Statement.

(3)
Stock award shares granted in 2011 (as equity incentive plan awards earned in 2010) cliff vest at 100% after 4 years.

(4)
The exercise or base price of options and stock awards is established as the closing market price of the Company's Common Stock on the grant date.

(5)
This amount represents the fair market value of all restricted stock and option awards made during the fiscal year 2011. The fair market value for stock awards is based on the closing market price of the stock on the date of grant. The fair value of options is estimated at the date of grant using the Black-Scholes option pricing model. The fair value for the options issued on January 27, 2011 was $11.85 per share. The following assumptions were used in valuing options issued:

Assumptions
January 27, 2011
Dividend yield	2.20%
Expected life	6 years
Expected volatility	44%
Risk-free interest rate	2.37%

 OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable (1)	Number of Securities Underlying Unexercised Options (#) Unexercisable (1)	Equity Incentive Plan Awards Number of Securities Underlying Unexercised Unearned Options (#)	Options Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#) (2) (9)	Market Value of Shares or Units of Stock That Have Not Vested (3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Robert R. Hill, Jr.	6,615	—		$27.22	1/2/2014	40,851	$1,185,098
	6,765	—		31.97	1/31/2015
	7,300	—		31.83	1/6/2016
	8,761	—		39.74	1/2/2017
	5,550	1,851 (4)		31.50	1/2/2018
	4,508	4,508 (5)		27.57	1/22/2019
	2,326	6,981 (6)		31.10	1/21/2020
	1,998	5,996 (7)		37.66	3/18/2020
	—	8,332 (8)		32.46	1/27/2021
John C. Pollok	4,410	—		22.13	1/3/2013	31,393	910,717
	5,512	—		27.22	1/2/2014
	3,937	—		31.97	1/31/2015
	3,937	—		31.83	1/6/2016
	4,081	—		39.74	1/2/2017
	2,523	841 (4)		31.50	1/2/2018
	2,623	2,623 (5)		27.57	1/22/2019
	1,356	4,069 (6)		31.10	1/21/2020
	1,005	3,018 (7)		35.20	2/15/2020
	—	4,848 (8)		32.46	1/27/2021
John F. Windley	1,653	—		22.13	1/3/2013	6,218	180,397
	2,205	—		27.22	1/2/2014
	1,575	—		31.97	1/31/2015
	2,100	—		31.83	1/6/2016
	3,583	—		39.74	1/2/2017
	2,351	784 (4)		31.50	1/2/2018
	1,652	1,652 (5)		27.57	1/22/2019
	854	2,563 (6)		31.10	1/21/2020
	704	2,114 (7)		35.20	2/15/2020
	—	3,054 (8)		32.46	1/27/2021
Joseph E. Burns	4,410	—		27.22	1/2/2014	16,007	464,367
	2,625	—		31.97	1/31/2015
	2,887	—		31.83	1/6/2016
	2,887	—		39.74	1/2/2017
	2,007	669 (4)		31.50	1/2/2018
	1,460	1,460 (5)		27.57	1/22/2019
	755	2,265 (6)		31.10	1/21/2020
	568	1,706 (7)		35.20	2/15/2020
	—	2,698 (8)		32.46	1/27/2021
Donald E. Pickett	531	1,594 (6)		31.10	1/21/2020	1,740	50,477
	—	1,899 (8)		32.46	1/27/2021

All options listed above vest at a rate of 25% per year over the first four years of a 10-year option term.

(1)
Figures shown represent the total number of shares subject to unexercised options held by the NEOs at year-end 2011. Also displayed is the number of shares subject to options that were exercisable (vested) and unexercisable (unvested) at year-end 2011. The number of options granted and the options exercise price have been adjusted to reflect all applicable stock dividends.

(2)
The number of shares of restricted stock granted has been adjusted to reflect all applicable stock dividends.

(3)
Market value is based on a closing price of $29.01 as of December 30, 2011, the last business day of the fiscal year.

(4)
Option awards vest at a rate of 25% per year with a remaining vesting date of 1/2/2012.

(5)
Option awards vest at a rate of 25% per year with remaining vesting dates of 1/2/2012 and 1/2/2013.

(6)
Option awards vest at a rate of 25% per year with remaining vesting dates of 1/22/2012, 1/22/2013 and 1/22/2014.

(7)
Option awards vest at a rate of 25% per year with remaining vesting dates of 2/15/2012, 2/15/2013 and 2/15/2014 for Messrs. Pollok, Windley and Burns. For Hill, the remaining vesting dates are 3/18/2012, 3/18/2013 and 3/18/2014. These option awards were granted as part of discretionary retention compensation.

(8)
Option awards vest at a rate of 25% per year with remaining vesting dates of 1/21/2012, 1/21/2013, 1/21/2014 and 1/21/2015.

(9)
The stock awards that have not vested comprise the following grants and vesting periods: The January 17, 2008, February 15, 2010, March 18, 2010, and January 27, 2011 grants cliff vest 100% in year 4. The January 22, 2009 grant to Mr. Hill, Mr. Pollok and Mr. Burns, to replace the cash-based SERP agreements, vests on December 31 of each year with final vesting at the end of the month in which the executive reaches his retirement age of 60 years old for Mr. Hill and Mr. Pollok, and age 65 years old for Mr. Burns. See the discussion under "Supplemental Executive Retirement Plan" for more detail. Mr. Burns received an additional grant on January 22, 2009 which cliff vests 100% in year 7 as long as he remains an employee of the Company.

OPTIONS EXERCISES AND STOCK VESTED

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized On Exercise ($) (1)	Number of Shares Acquired on Vesting (#) (2)	Value Realized On Vesting ($) (3)
Robert R. Hill, Jr.	—	—	8,384	$267,854
John C. Pollok	—	—	3,635	112,689
John F. Windley	4,851	$46,565	1,430	46,775
Joseph E. Burns	—	—	1,252	37,304
Donald E. Pickett	—	—	—	—

(1)
Value realized is based on the difference between the closing price on the date of exercise and the options exercise price.

(2)
Reflects the vested shares that were received pursuant to the stock based benefit plan by each named executive officer that in the case of these awards either, (1) vest at 25% per year over a period of four years, (2) vest at 25% in year 3, 25% in year 5 and 50% in year 7 and (3) vest on December 31 of each year with final vesting at the end of the month in which Mr. Hill and Mr. Pollok reaches his retirement age of 60 years old, and age 65 years old for Mr. Burns. See the discussion under "Supplemental Executive Retirement Plan" for more detail.

(3)
Value realized is based on the market value of the underlying shares on the vesting date.

PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#) (1)	Present Value of Accumulated Benefits ($) (2)	Payments During Last Fiscal Year ($)
Robert R. Hill, Jr.	Defined Benefit Pension Plan	14	$212,511	$—
John C. Pollok	Defined Benefit Pension Plan	14	148,179	—
John F. Windley	Defined Benefit Pension Plan	8	126,073	—
	Supplemental Executive Retirement Plan	4	134,897	—
Joseph E. Burns	Defined Benefit Pension Plan	9	179,068	—

(1)
Number of years credited service for the Defined Benefit Pension Plan equals the actual years of service for each named executive officer. Mr. Windley entered into the SERP on January 2, 2003 and his number of years credited service began on that date.

(2)
Pension plan amounts reflect the present value of the accumulated benefit at December 31, 2011. See Note 18 of the Company's financial statements included in Form 10-K for the assumptions used for the defined benefit plan. SERP amounts represent the current aggregate liability carried on the Company's books for each of the NEOs. Mr. Hill, Mr. Pollok and Mr. Burns were notified on December 30, 2008 that their SERP agreements were terminated effective December 31, 2008. The balance of accrued benefits owed was paid in January 2009. See "Supplemental Executive Retirement Plan" for further reference.

        The Defined Benefit Pension Plan is described in Compensation Discussion and Analysis—Employee & Executive Benefits—Employee's Pension Plan.

Supplemental Executive Retirement Plan

        On December 31, 2008, SCBT, N.A. (the "Bank"), the wholly-owned operating subsidiary of the Company, amended its SERP agreements by and between the Bank and Robert R. Hill, Jr., John C. Pollok and Joseph E. Burns, each individually, to allow for a payout of the accrued account balances immediately (or within 30 days) upon termination of the agreements. Effective December 31, 2008, these agreements for these executives were terminated and the balance of accrued benefits owed under these agreements was paid in January 2009. As described in the Compensation Discussion & Analysis, on January 22, 2009, the Company replaced these agreements with a long-term restricted stock grant which are intended to provide similar economic benefit to the executives and more closely align the interests of these executives with the long-term profitability of the Company and its shareholders, and to motivate these officers to remain with the Company. Each restricted stock grant vests on December 31 of each year with final vesting at the end of the month in which the executive reaches his retirement age of 60 years old for Mr. Hill and Mr. Pollok, and age 65 years old for Mr. Burns. Mr. Hill was granted 30,780 shares of restricted stock with final vesting on October 31, 2026. Mr. Pollok was granted 28,265 shares of restricted stock with final vesting on October 31, 2025. Mr. Burns was granted 10,555 shares of restricted stock with final vesting on August 31, 2019. The fair value per share of the stock granted was $27.57 on January 22, 2009.

        As of December 31, 2011, the SERP agreement of Mr. Windley provided for a supplemental executive retirement benefit payout under one of five scenarios: normal retirement, early termination, disability, change in control or early retirement benefit.

Normal and Early Retirement Benefit

        The following table provides the normal retirement age, reduced benefit retirement age (if applicable), base benefit amount, and payout period:

Name	Normal Retirement Age	Early Retirement Age	Base Benefit Amount	Payout Period in Years
John F. Windley	65	n/a	$50,000	15

        The exact amount of benefits would be generally determined by reference to the number of calendar years after 2002 in which the Company satisfied specified performance measures, namely that the Company's net income after taxes and its total assets grew in the aggregate by an amount that would at least equal to annualized growth of 6% and 7%, respectively. If the named executive officer had retired at normal retirement age as of December 31, 2011, he would have been entitled to 100% of his maximum annual retirement benefit based on this performance measure. A smaller annual benefit, payable over the 15-year period after the executive attains his normal retirement age, will become payable if his employment is terminated prior to attaining retirement age for any reason other than death or for cause.

Benefit at Death

        If the executive dies, the Company will be required to pay his beneficiary a lump sum death benefit of $250,000 plus annual payments as presented below:

Name	Normal Retirement Age	Early Retirement Age	Base Benefit Amount	Payout Period in Years
John F. Windley	65	n/a	$50,000	10

Noncompetition

        Mr. Windley will forfeit his retirement benefits under the SERP if he competes with the Company during the 18 months following termination of his employment.

        The Company's obligations under the agreements are general unsecured obligations of the Company, although the agreements require the Company to establish a grantor ("rabbi") trust for such benefits following a change in control.

DEFERRED COMPENSATION PLAN

        The Company has adopted a deferred compensation plan in which selected members of senior management, including executive officers, and/or other highly compensated employees, have the opportunity to elect to defer current compensation for retirement income or other future financial needs. Only eligible employees, as approved by the Compensation Committee, may participate in the plan. Each year participants can choose to have portions of their compensation for the upcoming year deferred by a certain whole percentage amount ranging between 5% and 100%. Deferrals are recorded in a bookkeeping account which is adjusted to reflect hypothetical investment earnings and losses of investment funds selected by the plan participant among those offered pursuant to the plan. Payments made under the plan will be made from the general assets of SCBT, N.A., and will be subject to claims of its creditors. Amounts payable under the plan are payable at the future times (or over the periods) designated by plan participants upon their enrollment in the plan and their annual renewal of enrollment.

        The investment options available to an executive under the deferred compensation plan are listed below along with their annual rate of return for the calendar year ended December 31, 2011, 2010 and

2009, as reported by the administrator of the deferred compensation plan. The rates assume that 100% of the participant's contribution was deferred as of the first business day of 2011.

	Rates of Return
Name of Fund	2011	2010	2009
Mainstay Variable Product Cash Management	N/A	-0.23%	0.00%
Fidelity Investment Grade Bond	N/A	6.51%	15.43%
Mainstay Variable Product S&P 500 Index	N/A	14.10%	25.95%
Fidelity Variable Product Mid-Cap	N/A	27.77%	39.74%
Vanguard Prime Money Market	0.05%	N/A	N/A
Harbor Bond	3.48%	N/A	N/A
Columbia Dividend Income	6.96%	N/A	N/A
Vanguard 500 Index Sig	2.08%	N/A	N/A
Mainstay Large Cap Growth	-0.19%	N/A	N/A
Goldman Sach MC Value	-6.61%	N/A	N/A
T. Rowe Price Mid Cap Growth	-1.21%	N/A	N/A
Diamond Hill SC	-7.17%	N/A	N/A
Columbia Acorn USA	-4.95%	N/A	N/A
Amer Fds EuroPacific R5	-13.33%	N/A	N/A

        Beginning in 2011, the Company changed the investment options for participants in the deferred compensation plan and moved from Titan Executive Benefit Group to options from Findley Davies (same investment options as the 401(k) plan offered to all employees).

        The table below summarizes the amounts in each named executive officer's deferred compensation savings plan:

Name	Executive Contributions in Last FY ($) (1)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($) (2)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Robert R. Hill, Jr.	$19,167	$—	$—	$—	$24,396
John C. Pollok	—	—	—	—	—
John F. Windley	12,698	—	—	—	60,893
Joseph E. Burns	—	—	—	—	7,937
Donald E. Pickett	—	—	—	—	—

(1)
Includes the total compensation to the above NEOs for which payment was deferred in 2011. These amounts also comprise part of the amounts in the Salary column of the Summary Compensation Table.

(2)
Includes total loss in 2011 on the aggregate balance in the named executive officer's deferred compensation plan.

 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        The Company has entered into certain agreements and maintains certain plans that will require the Company to provide compensation to NEOs of the Company in the event of a termination of employment or a change in control of the Company. Each employment agreement has a term of employment of three years from the effective date of the agreement. On each anniversary date of the effective date of the agreement, the term of the agreement is automatically extended for an additional year unless at 60 days prior to the anniversary date either party gives the other party written notice of non-renewal. The amounts of total compensation payable to each named executive officer upon voluntary termination without good reason, voluntary termination for good reason, termination by Company without cause, termination by Company for cause, normal retirement, early retirement, termination due to disability, termination due to death and termination associated with a change in control are shown in the tables below. The amounts assume that such termination was effective as of December 31, 2011 (the last day of the fiscal year), and thus include amounts earned through such time and are estimates of the amounts that would have been paid out to the executives upon their termination as of such date. The actual amounts to be paid out can only be determined at the time of such executive's separation from the Company.

        For purposes of each named executive officer's employment agreement, the terms "good reason," "cause," "disability," "change of control" and "total compensation" are defined below:

  (a)
  "Good reason" means, without Employee's written consent, the occurrence of any of the following circumstances unless such circumstances are fully corrected within 30 days after Employee notifies the Company in writing of the existence of such circumstances as hereinafter provided:

  i.
  the assignment to Employee of any duties, functions or responsibilities other than those contemplated by the employment agreement or materially inconsistent with the position with the Company that Employee held immediately prior to the assignment of such duties or responsibilities or any adverse alteration in the nature or status of Employee's responsibilities or the condition of Employee's employment from those contemplated in the employment agreement;

  ii.
  a reduction by the Company in Employee's total compensation or as it may be increased from time to time, except for across-the-board salary reductions similarly affecting all management personnel of the Company;

  iii.
  the relocation of the Company's headquarters to a location more than fifty miles from its current location in Columbia, South Carolina, or the Company's requiring Employee to be based anywhere other than the Company's offices at such location, except for required travel on Company business;

  iv.
  the failure by the Company to pay Employee any portion of Employee's compensation within the time guidelines established pursuant to standard Company policies, or any other material breach by the Company of any other material provision of the employment agreement; or

  v.
  the giving of notice by the Company of non-renewal of the employment agreement.

  (b)
  "Cause" generally means: (A) the repeated failure of Employee to perform his responsibilities and duties; (B) the commission of an act by Employee constituting dishonesty or fraud against the Company or the Bank; (C) being charged with a felony; (D) habitual absenteeism; (E) Employee is determined to have been on the job while under the influence of alcohol, unauthorized or illegal drugs, prescription drugs that have not been prescribed for the Employee, or other substances that have the potential to impair the Employee's judgment or performance; (F) the commission of an act by Employee involving gross negligence or moral turpitude that brings the Company or any of its affiliates into public disrepute or disgrace or causes material harm to the customer relations, operations or business prospects of the Company or its affiliates; (G) bringing firearms or weapons into the workplace; (H) the Employee's failure to comply with policies, standards, and regulations of Company; (I) the Employee's engagement in conduct which is in material contravention of any federal, state or local law or ordinance other than a minor offense which does not reflect or impact upon the Employer or Bank; (J) the Employee's engagement in conduct which is unbecoming to or inconsistent with the duties and responsibilities of a member of management of the Employer; or (K) the Employee engaging in sexual or other form of illegal harassment.

  (c)
  "Disability" means disability suffered by Employee for a continuous period of at least three months or any impairment of mind or body that is likely to result in a disability of Employee for more than six months during any twelve-month period.

  (d)
  "Change of Control" means the occurrence of one of the following:

  i.
  A change in ownership of the Company occurs on the date that any one person, or more than one person acting as a group (as determined in Paragraph (i)(5)(v)(B) of Treasury Regulation Section 1.409A-3), acquires ownership of more than 50% of the total fair market value or total voting power of the Company or Bank other than (A) with respect to the Bank, the Company (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company, (C) employee or a group of persons including Employee, and (D) an underwriter or group of underwriters owning shares of common voting stock in connection with a bona fide public offering of such shares and the sale of such shares to the public;

  ii.
  A change in the effective control of the Company occurs on the date that (a) a person, or more than one person acting as a group (as determined in Paragraph (i)(5)(v)(B) of Treasury Regulation Section 1.409A-3), acquires ownership (or having acquired during the 12-month period ending on the date of his most recent acquisition) of 30% or more of the total voting power of the stock of the Company or Bank, or (b) a majority of the members of the Company's board of directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the members of the Company's board of directors prior to the date of appointment or election, provided that the Company is a corporation for which there is no majority shareholder.

  iii.
  A change in the ownership of a substantial portion of the Company's assets occurs on the date that any one person, or more than one person acting as a group (as determined in Paragraph (i)(5)(v)(B) of Treasury Regulation Section 1.409A-3), acquires (or having acquired during the 12-month period ending on the date of his most recent acquisition) assets from the Company that have a total gross fair market value equal to or more than 40 percent of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition. For purposes of this provision, gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

    This definition of Change in Control is intended to fully comply with the definition of a change in control event as set forth in Treasury Regulation Section 1.409A-3(i)(5).

  (e)
  "Total Compensation" for each named executive officer includes the employee's base salary, the greater of the employee's annual bonus for the fiscal year preceding the year in which the executive's employment terminates or the average bonus for the five years preceding the year of termination and the amount the Company contributes toward the employee's health and dental insurance premiums. For Mr. Hill, total compensation also includes the value associated with the personal use of a company-owned automobile and reimbursement for country club dues and other such dues and fees as may be approved by the board.

        The following table outlines certain differences between each agreement:

Name	Base Salary	Change in Control Payout Multiple	Non-Compete Period (Months)
Robert R. Hill, Jr.	$493,680	.99 times	24
John C. Pollok	$316,000	2.5 times	24
John F. Windley	$265,000	2 times	18
Joseph E. Burns	$240,000	2 times	12
Donald E. Pickett	$235,000	2 times	12

        Mr. Hill is the only named executive officer entitled to receive compensation for his noncompete agreement with the Company. His noncompete agreement is set for a 24 month period starting on the termination date. He would be entitled to two years of his Total Compensation package, as defined in the Total Compensation definition (Item e) above, paid in two equal lump sums, the first at time of termination and the second on the first anniversary of termination. Should he violate any of the covenants listed in the noncompetition agreement, no payments that are still due will be paid and the Company has the right to secure an injunction for damages to recover any previous payments made under the agreement.

        On January 22, 2009, the Company established an equity based retirement benefit represented by grants of restricted stock to Messrs. Hill, Pollok and Burns. The grants replaced prior SERP agreements and are intended to provide similar economic benefit to the executives and more closely align the interests of these executives with the long-term profitability of the Bank, the Company and its shareholders. Each restricted stock grant vests on December 31 of each year with final vesting at the end of the month in which the executive reaches his retirement age of 60 years old, except in the case of Mr. Burns at age 65. Mr. Hill was granted 30,780 shares of restricted stock with final vesting on October 31, 2026. Mr. Pollok was granted 28,265 shares of restricted stock with final vesting on October 31, 2025. Mr. Burns was granted 10,555 shares of restricted stock with final vesting on August 31, 2019. The fair value per share of the stock granted was $27.57 on January 22, 2009.

        The Company has individual SERP agreements established on or about November 1, 2006 and amended on December 31, 2008, by and between the Bank and John F. Windley and certain other executives. Although benefits under the SERP arrangements are defined for retirement and early retirement, we do not present these payout estimates in the following tables. None of the named executive officers would be eligible to receive such payments due to the age of the officers on December 31, 2011. The earliest a retirement benefit could be provided to any of the current named executive officers—currently Mr. Windley—would be in 2018.

        The following tables provide the potential payments upon termination for all relevant scenarios as of December 31, 2011.

Robert R. Hill, Jr.

        The following table describes the potential payments upon termination for various reasons for Robert R. Hill, Jr., the Company's Chief Executive Officer.

Compensation and/or Benefits Payable Upon Termination	Voluntary Termination by Employee Without Good Reason (1)	Voluntary Termination by Employee for Good Reason (not CIC related) (2)	Involuntary Termination by Company w/out Cause (2)	Involuntary Termination by Company For Cause (3)	Termination in the Event of Disability (4)	Termination in the Event of Death (5)	Qualifying Termination Following a Change in Control (6)
Robert R. Hill, Jr.
Compensation
Cash Severance	$—	$493,680	$493,680	$—	$493,680	$493,680	$1,387,253
Noncompete Payments	2,802,532	2,802,532	2,802,532	—	—	—	2,802,532
Intrinsic Value of Unvested Stock Options	—	—	—	—	6,492	6,492	6,492
Intrinsic Value of Unvested Restricted Stock	—	—	—	—	442,344	442,344	442,344

Benefits & Perquisites
Equity Based Retirement Benefit(7)	—	—	—	—	742,714	742,714	742,714
Medical & Dental Insurance	13,836	20,753	20,753	—	6,918	13,836	20,684
Company Car and Club Dues	7,119	10,678	10,678	—	3,559	3,559	10,642
Tax Gross Up(8)	—	—	—	—	—	—	—

Total Benefit before Repayments	2,823,486	3,327,643	3,327,643	—	1,695,707	1,702,625	5,412,662
Retention Bonus Repayment(9)	(85,377)	—	—	(85,377)	—	—	—

Total Benefit	$2,738,109	$3,327,643	$3,327,643	$(85,377)	$1,695,707	$1,702,625	$5,412,662

(1)
The Executive is entitled to Base Salary through the date of termination and payment of Total Compensation for noncompetition for two years. Total compensation consists of base salary, the greater of the average prior five year bonuses or the last year prior bonus, annual medical & dental benefits, and club memberships, auto allowance, and the expense of attending conferences/meetings in the past 12 months.

(2)
The Company will continue to pay to the Executive his Total Compensation for a period of 12 months in accordance with the Company's customary payroll practices. The Executive will also receive payment for noncompetition.

(3)
The Company shall have no further obligation to the Executive. The noncompetition agreement will be in force for a period of 12 months with no payments due to the Executive.

(4)
The Company shall continue to pay to the Executive his Total Compensation for a period of 12 equal monthly installments or in a lump sum as determined by the board. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares.

(5)
The Company will pay to the beneficiary of the Executive an amount equal to 12 months' Total Compensation in equal monthly installments or in a lump sum as determined by the board. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares.

(6)
The Company (or its successors) shall pay in one lump sum to the Executive, or his beneficiary in the event of his subsequent death, an amount equal to .99 times Executive's Total Compensation (Change in Control Payment) in effect at the date of termination of employment. In addition, the Executive will also be paid under his noncompetition agreement. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares. The value of Option Awards is based on the difference between the current market price as of December 31, 2011 and the exercise price for options in-the-money (i.e., options with an exercise price below the current market price). The value of Restricted Stock Awards is based on the market price of $29.01 as of December 31, 2011.

(7)
Mr. Hill's SERP was replaced in January 2009 with a grant of restricted stock which is intended to provide similar economic benefit to Mr. Hill and more closely align his interests with the long-term profitability of the Company and its shareholders.

(8)
Per Mr. Hill's Employment Agreement dated September 30, 1999, in the event of a Change in Control, Mr. Hill is entitled to receive an additional payment (a "Gross-Up Payment") in an amount equal to the federal, state and local income and excise tax imposed by Section 4999 of the Internal Revenue Code. It is not expected that Mr. Hill would have been entitled to a Gross-Up Payment in the event of a Change in Control on December 31, 2011.

(9)
The Company provided a cash retention bonus to Mr. Hill in March 2010. If the Executive is terminated by the Company for Cause or the Executive terminates his employment other than for Good Reason, the Executive will repay all of the bonus for termination prior to the first anniversary, two-thirds of the bonus prior to the second anniversary, and one-third of the bonus prior to the third anniversary of the agreement.

John C. Pollok

        The following table describes the potential payments upon termination for various reasons for John C. Pollok, the Company's Chief Operating Officer.

Compensation and/or Benefits Payable Upon Termination	Voluntary Termination by Employee Without Good Reason (1)	Involuntary Termination by Company w/out Cause (2)	Involuntary Termination by Company For Cause (1)	Termination in the Event of Disability (3)	Termination in the Event of Death (3)	Qualifying Termination Following a Change in Control (4)
John C. Pollok
Compensation
Cash Severance	$—	$158,000	$—	$—	$—	$2,440,066
Intrinsic Value of Unvested Stock Options	—	—	—	3,777	3,777	3,777
Intrinsic Value of Unvested Restricted Stock	—	—	—	236,809	236,809	236,809

Benefits & Perquisites
Equity Based Retirement Benefit(5)	—	—	—	673,847	673,847	673,847
Medical & Dental Insurance	—	3,459	—	—	—	17,294
Tax Gross Up(6)	—	—	—	—	—	1,390,035

Total Benefit before Repayments	—	161,459	—	914,433	914,433	4,761,828
Retention Bonus Repayment(7)	(39,663)	—	(39,663)	—	—	—

Total Benefit	$(39,663)	$161,459	$(39,663)	$914,433	$914,433	$4,761,828

(1)
The Company shall have no further obligation to the Executive. A noncompetition agreement will be in force for a period of 24 months with no payment due to the Executive.

(2)
The Company shall pay to the Executive his Base Salary for six months following his termination through customary payroll practices. The Company shall also contribute to Executive's COBRA premium by paying the same monthly amount for health and dental insurance coverage as it would if he were an active employee for a period of 6 months.

(3)
Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares.

(4)
The Company (or its successors) shall pay the Executive, or his beneficiary in the event of his subsequent death, an amount equal to two and one-half times Executive's Total Compensation (Change in Control Payment) in effect at the date of termination of employment. Two equal payments shall be made, each consisting of one-half the total Change in Control Payment with the first payment to be made immediately upon cessation of employment and the second to be made exactly one year later. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares. The value of Option Awards is based on the difference between the current market price as of December 31, 2011 and the exercise price for options in-the-money (i.e., options with an exercise price below the current market price). The value of Restricted Stock Awards is based on the market price of $29.01 as of December 31, 2011.

(5)
Mr. Pollok's SERP was replaced in January 2009 with a grant of restricted stock which is intended to provide similar economic benefit to Mr. Pollok and more closely align his interests with the long-term profitability of the Company and its shareholders.

(6)
Per Mr. Pollok's Employment Agreement dated December 31, 2008, in the event of a Change in Control, Mr. Pollok is entitled to receive an additional payment (a "Gross-Up Payment") in an amount equal to the federal, state and local income and excise tax imposed by Section 4999 of the Internal Revenue Code. The Company believes that the structure and timing of Mr. Pollok's payments upon a change in control as of December 31, 2011 would have caused the payments or distributions to be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code. The amount included here is the excise tax which he would receive from the Company on an after-tax basis equal to the federal, state and local income and excise tax imposed.

(7)
The Company provided a cash retention bonus to Mr. Pollok in February 2010. If the Executive is terminated by the Company for Cause or the Executive terminates his employment other than for Good Reason, the Executive will repay all of the bonus for termination prior to the first anniversary, two-thirds of the bonus prior to the second anniversary, and one-third of the bonus prior to the third anniversary of the agreement.

John F. Windley

        The following table describes the potential payments upon termination for various reasons for John F. Windley, the President of the Company's subsidiary SCBT, N.A.

Compensation and/or Benefits Payable Upon Termination	Voluntary Termination by Employee Without Good Reason (1)	Involuntary Termination by Company w/out Cause (2)	Involuntary Termination by Company For Cause (1)	Termination in the Event of Disability (3)	Termination in the Event of Death (3)	Qualifying Termination Following a Change in Control (4)
John F. Windley
Compensation
Cash Severance	$—	$132,500	$—	$—	$—	$539,451	(5)
Intrinsic Value of Unvested Stock Options	—	—	—	2,379	2,379	2,379
Intrinsic Value of Unvested Restricted Stock	—	—	—	180,384	180,384	180,384

Benefits & Perquisites
Supplemental Non-Qualified Pension(6)	231,764	231,764	—	463,552	744,098	609,972
Medical & Dental Insurance	—	3,459	—	—	—	13,836

Total Benefit before Repayments	231,764	367,723	—	646,315	926,861	1,346,022	(5)
Retention Bonus Repayment(7)	(27,783)	—	(27,783)	—	—	—

Total Benefit	$203,981	$367,723	$(27,783)	$646,315	$926,861	$1,346,022	(5)

(1)
The Company shall have no further obligation to the Executive other than the vested portion of the Supplemental Non-Qualified Pension. A noncompetition agreement will be in force for a period of 18 months with no payment due to the Executive.

(2)
The Company shall pay to the Executive his Base Salary for six months following his termination through customary payroll practices. The Company shall also contribute to Executive's COBRA premium by paying the same monthly amount for health and dental insurance coverage as it would if he were an active employee for a period of 6 months.

(3)
Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares.

(4)
The Company (or its successors) shall pay the Executive, or his beneficiary in the event of his subsequent death, an amount equal to two times Executive's Total Compensation (Change in Control Payment) in effect at the date of termination of employment. Two equal payments shall be made, each consisting of one-half the total Change in Control Payment with the first payment to be made immediately upon cessation of employment and the second to be made exactly one year later. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares. The value of Option Awards is based on the difference between the current market price as of December 31, 2011 and the exercise price for options in-the-money (i.e., options with an exercise price below the current market price). The value of Restricted Stock Awards is based on the market price of $29.01 as of December 31, 2011.

(5)
The benefit shall be reduced to the extent necessary to cause the aggregate present value of all payments in the nature of compensation to the executive not to exceed 2.99 times the base amount as defined per Code §280G. As a result of this benefit limit, the cash severance level was reduced from $1,208,086 to $539,451.

(6)
The amounts payable under the Supplemental Non-Qualified Pension are in accordance with a SERP that is targeted to pay $50,000 annually for 15 years to Mr. Windley at his normal retirement date. The following table provides the assumptions used to calculate the total benefit under each termination or retirement scenario. In the table above, we presented the present values of all benefits using a 1.52% discount rate (120% of mid-term semi-annual AFR as of December 2011):

Scenario	Payment Term	Annual Benefit	Total Benefit	Explanation of Calculation
Voluntary Termination by Employee Without Good Reason	15 years payable at normal retirement age	$18,998	$284,970	50% of $37,996 the present value of $50,000 (annual benefit) discounted using a 4% annual rate from normal retirement age times payment term.
Termination by Company Without Cause	15 years payable at normal retirement age	$18,998	$284,970	50% of $37,996 the present value of $50,000 (annual benefit) discounted using a 4% annual rate from normal retirement age times payment term.
Termination Due to Disability	15 years payable at normal retirement age	$37,996	$569,940	Present value at 12/31/11 of $50,000 annual benefit discounted using a 4% annual rate from normal retirement age.
Termination Due to Death	10 years payable at time of death + lump sum of $250,000	$50,000	$750,000	Termination due to death annual benefit times payment term plus additional lump sum of $250,000.
Termination Associated with a Change in Control	15 years payable at normal retirement age	$50,000	$750,000	The annual benefit of $50,000 times the payment terms.
(7)
The Company provided a cash retention bonus to Mr. Windley in February 2010. If the Executive is terminated by the Company for Cause or the Executive terminates his employment other than for Good Reason, the Executive will repay all of the bonus for termination prior to the first anniversary, two-thirds of the bonus prior to the second anniversary, and one-third of the bonus prior to the third anniversary of the agreement.

Joseph E. Burns

        The following table describes the potential payments upon termination for various reasons for Joseph E. Burns, the Company's Chief Credit Officer.

Compensation and/or Benefits Payable Upon Termination	Voluntary Termination by Employee Without Good Reason (1)	Involuntary Termination by Company w/out Cause (2)	Involuntary Termination by Company For Cause (1)	Termination in the Event of Disability (3)	Termination in the Event of Death (3)	Qualifying Termination Following a Change in Control (4)
Joseph E. Burns
Compensation
Cash Severance	$—	$120,000	$—	$—	$—	$779,307	(5)
Intrinsic Value of Unvested Stock Options	—	—	—	2,102	2,102	2,102
Intrinsic Value of Unvested Restricted Stock	—	—	—	244,264	244,264	244,264

Benefits & Perquisites
Equity Based Retirement Benefit(6)	—	—	—	220,070	220,070	220,070
Medical & Dental Insurance	—	3,459	—	—	—	13,836

Total Benefit before Repayments	—	123,459	—	466,436	466,436	1,259,579	(5)
Retention Bonus Repayment(7)	(22,420)	—	(22,420)	—	—	—

Total Benefit	$(22,420)	$123,459	$(22,420)	$466,436	$466,436	$1,259,579	(5)

(1)
The Company shall have no further obligation to the Executive. A noncompetition agreement will be in force for a period of 12 months with no payment due to the Executive.

(2)
The Company shall pay to the Executive his Base Salary for 6 months following his termination through customary payroll practices. The Company shall also contribute to Executive's COBRA premium by paying the same monthly amount for health and dental insurance coverage as it would if he were an active employee for a period of 6 months.

(3)
Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares.

(4)
The Company (or its successors) shall pay the Executive, or his beneficiary in the event of his subsequent death, an amount equal to two times Executive's Total Compensation (Change in Control Payment) in effect at the date of termination of employment. Two equal payments shall be made, each consisting of one-half the total Change in Control Payment with the first payment to be made immediately upon cessation of employment and the second to be made exactly one year later. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares. The value of Option Awards is based on the difference between the current market price as of December 31, 2011 and the exercise price for options in-the-money (i.e., options with an exercise price below the current market price). The value of Restricted Stock Awards is based on the current market price of $29.01 as of December 31, 2011.

(5)
The benefit shall be reduced to the extent necessary to cause the aggregate present value of all payments in the nature of compensation to the executive not to exceed 2.99 times the base amount as defined per Code §280G. As a result of this benefit limit, the cash severance level was reduced from $1,125,168 to $779,307.

(6)
Mr. Burn's SERP was replaced in January 2009 with a grant of restricted stock which is intended to provide similar economic benefit to Mr. Burns and more closely align his interests with the long-term profitability of the Company and its shareholders.

(7)
The Company provided a cash retention bonus to Mr. Burns in February 2010. If the Executive is terminated by the Company for Cause or the Executive terminates his employment other than for Good Reason, the Executive will repay all of the bonus for termination prior to the first anniversary, two-thirds of the bonus prior to the second anniversary, and one-third of the bonus prior to the third anniversary of the agreement.

Donald E. Pickett

        The following table describes the potential payments upon termination for various reasons for Donald E. Pickett, the Company's Chief Financial Officer.

Compensation and/or Benefits Payable Upon Termination	Voluntary Termination by Employee Without Good Reason (1)	Involuntary Termination by Company w/out Cause (2)	Involuntary Termination by Company For Cause (1)	Termination in the Event of Disability (3)	Termination in the Event of Death (3)	Qualifying Termination Following a Change in Control (4)
Donald E. Pickett
Compensation
Cash Severance	$—	$235,000	$—	$—	$—	$1,055,000
Intrinsic Value of Unvested Stock Options	—	—	—	—	—	—
Intrinsic Value of Unvested Restricted Stock	—	—	—	50,477	50,477	50,477

Benefits & Perquisites
Medical & Dental Insurance	—	2,258	—	—	—	9,031

Total Benefit	$—	$237,258	$—	$50,477	$50,477	$1,114,508

(1)
The Company shall have no further obligation to the Executive. A noncompetition agreement will be in force for a period of 12 months with no payment due to the Executive.

(2)
The Company shall pay to the Executive his Base Salary for 12 months following his termination through customary payroll practices. The Company shall also contribute to Executive's COBRA premium by paying the same monthly amount for health and dental insurance coverage as it would if he were an active employee for a period of 12 months.

(3)
Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares.

(4)
The Company (or its successors) shall pay the Executive, or his beneficiary in the event of his subsequent death, an amount equal to two times Executive's Total Compensation (Change in Control Payment) in effect at the date of termination of employment. Two equal payments shall be made, each consisting of one-half the total Change in Control Payment with the first payment to be made immediately upon cessation of employment and the second to be made exactly one year later. Option Awards and Restricted Stock Awards will be fully accelerated based on 100% of remaining non-vested shares. The value of Option Awards is based on the difference between the current market price as of December 31, 2011 and the exercise price for options in-the-money (i.e., options with an exercise price below the current market price). The value of Restricted Stock Awards is based on the market price of $29.01 as of December 31, 2011.

 DIRECTOR COMPENSATION

        The Company uses a combination of cash and stock-based compensation to attract and retain qualified persons to serve on the Board of Directors. Directors are subject to a minimum share ownership requirement. Each director is required to directly own $100,000 in SCBT stock by the end of the third anniversary of the first election to the board of directors, and $150,000 in SCBT stock by the end of the sixth anniversary of the first election to the Board of Directors. Director compensation is recommended by the Compensation Committee after discussion with the compensation consultants, is approved by the Board of Directors, is intended to provide an appropriate level of compensation to attract and retain qualified directors, and is competitive with that of comparable financial institutions.

        For the fiscal year ended December 31, 2011, non-employee directors of the Company were paid $1,000 per regularly scheduled board meeting attended. The Company pays a quarterly cash retainer fee to each director. Directors who are also officers employed by the Company or its bank subsidiary do not receive fees or any other separate cash compensation for serving as a director. Members of the committees are paid additional compensation of $300 to $500, for each regularly scheduled meeting attended. The chair of the Audit, Compensation, and Governance Committees received $1,000, $1,000, and $500, respectively, per committee meeting attended in lieu of the corresponding amounts above. For special meetings, the director is paid at the same rates above, except for those attending via telephone who are paid at half the regular rate.

        In May 2011, the Company awarded to each non-employee director serving at the time 920 shares of restricted stock except for 1,073 shares awarded to M. Oswald Fogle, 1,073 shares awarded to Thomas E. Suggs, 1,073 shares awarded to Susie H. VanHuss, and 1,073 shares awarded to John W. Williamson, III, who serve as the chair of the Audit, Governance, Compensation and Wealth Management and Trust Committees, respectively. These awards were granted following the Company's annual shareholders' meeting and vested 25% per quarter over a period of one year from the date of grant. The Company intends to grant restricted stock awards annually to its non-employee directors in similar amounts and terms following the shareholders' meeting, under the authorization of the 2012 Plan.

        Robert R. Horger, who serves as chairman of the Board of the Company, currently received $105,500 annually for serving in that capacity. During 2011, the Compensation Committee agreed to pay approximately $32,000 of salary in the form of immediately vested stock options rather than in cash. In addition, in January 2011, the Company granted to Mr. Horger 583 shares of restricted stock valued at $32.46 per share at the date of grant and 1,750 stock options at an exercise price per share of $32.46. The restricted stock cliff vests 100% at the end of four years and the stock options become exercisable in four equal annual installments over the four-year period following the date of grant. In November of 2011, Mr. Horger was granted 3,561 shares of restricted stock valued at $28.08 per share at the date of grant. This award was recommended by the Compensation Committee and approved by the Board in recognition of Mr. Horger's leadership, vision and contribution to the results of SCBT during the current economic turbulence and market difficulty over the past few years.

        The following table sets forth the fees and all other forms of compensation paid to Chairman Horger and the Company's directors in 2011. Each component of compensation is discussed in further detail in the footnotes following the table.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Option Awards (3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)
Robert R. Horger(6)	$73,500	$118,917	$51,064	$—	$14,856	$4,188	$262,525
Jimmy E. Addison	27,525	28,934	—	—	—	383	56,842
Luther J. Battiste, III	26,875	28,934	—	—	—	383	56,192
Dalton B. Floyd, Jr.(7)	8,425	—	—	—	—	31	8,456
M. Oswald Fogle	33,250	33,746	—	—	—	447	67,443
Dwight W. Frierson	28,525	28,934	—	—	—	383	57,842
Herbert G. Gray	27,125	28,934	—	—	—	383	56,442
Cynthia A. Hartley(8)	10,625	11,116	—	—	—	119	21,860
Harry M. Mims, Jr.	28,125	28,934	—	—	—	383	57,442
Ralph W. Norman, Jr.	24,900	28,934	—	—	—	383	54,217
Alton C. Phillips	25,625	28,934	—	—	—	383	54,942
James W. Roquemore	27,625	28,934	—	—	—	383	56,942
Thomas E. Suggs	31,625	33,746	—	—	—	447	65,818
Susie H. VanHuss	31,900	33,746	—	—	—	447	66,093
Kevin P. Walker	31,250	28,934	—	—	—	471	60,655
John W. Williamson, III	28,720	33,746	—	—	—	447	62,913

(1)
Includes total compensation earned through salary (Chairman Horger only), Board fees, retainers and committee fees, whether paid or deferred. Chairman Horger elected to defer $15,000 in fees earned during 2011. Refer to the Board of Directors and Committees section of this proxy statement for more information regarding committee membership and fees.

(2)
From time to time, the Company has awarded shares of restricted stock to its directors. All shares of restricted stock that were awarded to the non-employee directors during 2011 vest at 25% per calendar quarter over a period of four quarters. Each director generally has the right to vote restricted shares and to receive dividends paid on the shares prior to vesting. The market value of the shares is determined by the closing market price of the Company's common stock on the date of the grant ($32.46 and $28.08 on the dates of grant for Chairman Horger, $27.79 on the date of grant for Mrs. Hartley, and $31.45 on the date of grant for the remaining directors). The value of restricted stock grants shown above equals the grant date fair value in accordance with FASB ASC Topic 718.

(3)
These totals reflect the dollar amount of the grant date fair value of the option award in accordance with FASB ASC Topic 718. The valuation assumptions for the Black-Scholes model used to value these option awards is found on page 44. The Black-Scholes price for the option awards granted to Mr. Horger on January 27, 2011 was $11.85 per option. The Board of Directors' total aggregate amount of stock options outstanding at December 31, 2011 as 56,238.

(4)
Includes the change in pension value of $14,856 and it includes the portion of income earned during the fiscal year in the nonqualified deferred compensation plan exceeding 120% of the applicable long-term federal rate ("AFR"). During 2011, nonqualified deferred compensation plan balances experienced an unrealized loss; therefore, there was no income exceeding 120% of the AFR.

(5)
Includes a $0.68 dividend ($0.17 per quarter) on all unvested restricted stock grants outstanding at the time of the dividend. For Chairman Horger the amount includes an employer matching contribution to an employee savings plan and also life insurance premiums.

(6)
See discussion of Chairman Horger's compensation under Director Compensation on page 58 for the further information.

(7)
Dalton B. Floyd, Jr. retired from the Board of Directors in April 2011.

(8)
Cynthia A. Hartley joined the Board of Directors in July 2011.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        The Company's banking subsidiary has loan and deposit relationships with some of the directors of the Company and its subsidiary and loan, deposit, and fee-for-service relationships with some of the companies with which the directors are associated, as well as with some members of the immediate families of the directors. (The term "members of the immediate families" for purposes of this paragraph includes each person's spouse, parents, children, siblings, mother and father-in-law, sons and daughters-in-law, and brothers and sisters-in-law.) Such loan, deposit, or fee relationships were made in the ordinary course of business, were made on substantially the same terms, including interest rates, collateral and fee pricing as those prevailing at the time for comparable transactions with other persons not related to the lender, and did not, at the time they were made, involve more than the normal risk of collectability or present other unfavorable features.

        Robert R. Horger, Chairman of the Board of the Company, is a partner in the law firm of Horger, Barnwell & Reid, LLP, which SCBT, N.A. engaged, among other law firms, as counsel during 2011 and may engage during the current fiscal year. In 2011, the Company and Mr. Horger were involved in non-material related party transactions in that the Company made payments totaling approximately $31,000 to Horger, Barnwell & Reid, LLP. This amount did not exceed either $200,000 nor 5% of the law firm's gross revenue in accordance with NASDAQ standards.

        Thomas E. Suggs, a director, is President and Chief Executive Officer of Keenan & Suggs, Inc., an insurance brokerage and consulting firm that the Company used during 2011 and will use during the current fiscal year as an insurance broker for certain policies. In 2011, the Company made payments directly to either, Keenan & Suggs, Inc., as the Company's insurance placement agent, or the insurance carriers. Keenan & Suggs, Inc. recognized $242,000 in revenue (commission) from the Company as its insurance placement agent. The CFO at Keenan & Suggs, Inc. has verified the amount paid to Keenan & Suggs, Inc. was well below 5% of Keenan & Suggs, Inc.'s total gross revenue for 2011 as set forth by NASDAQ's independence requirements. Based on the facts, the Audit Committee concluded that Mr. Suggs qualified as an independent director and the transactions do not reach the level of a material related party transaction.

        During 2011, Gray Holdings, LP, of which Herbert G. Gray is a partner, received $9,000 in rent payments related to thirty-eight parking spaces at one of our branches on the coast of South Carolina. The governance committee has determined that Mr. Gray does qualify as an independent director and that the receipts his company obtained in this transaction are not a material related transaction as they are well below the 5% of gross revenue standards as established by NASDAQ.

        The Company has adopted a Conflict of Interest/Code of Ethics Policy that contains written procedures for reviewing transactions between the Company and its directors and executive officers, their immediate family members, and entities with which they have a position or relationship. These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer. This policy also requires the Company's bank subsidiary to comply with Regulation O, which contains restrictions on extensions of credit to executive officers, directors, certain principal shareholders, and their related interests. Such extensions of credit (i) must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with third parties and (ii) must not involve more than the normal risk of repayment or present other unfavorable features. The Conflict of Interest/Code of Ethics policy is located on the Company's website at www.scbtonline.com under Investor Relations.

        The Company annually requires each of its directors and executive officers to complete a directors' and officers' questionnaire that elicits information about related person transactions. The Company's Governance Committee, which consists entirely of independent directors, annually reviews all relationships and amounts disclosed in the directors' and officers' questionnaires, and the Board of Directors makes a formal determination regarding each director's independence under NASDAQ Stock Market listing standards and applicable SEC rules.

        In addition, the Company's bank subsidiary is subject to the provisions of Section 23A of the Federal Reserve Act, which places limits on the amount of loans or extensions of credit to, or investments in, or certain other transactions with, affiliates and on the amount of advances to third parties collateralized by the securities or obligations of affiliates. Each bank is also subject to the provisions of Section 23B of the Federal Reserve Act which, among other things, prohibits an institution from engaging in certain transactions with certain affiliates unless the transactions are on terms substantially the same, or at least as favorable to such institution or its subsidiaries, as those prevailing at the time for comparable transactions with nonaffiliated companies.

        In addition to the annual review, the Company has appointed a corporate ethics officer to implement and monitor compliance with the Conflict of Interest/Code of Ethics Policy. The corporate ethics officer reports to the Company's general auditor who passes this information to the board's Audit Committee and Chief Executive Officer quarterly and also advises the Company's executive committee and management with respect to potential conflicts of interest. The related party transactions described above were approved by the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        As required by Section 16(a) of the Securities Exchange Act of 1934, the Company's directors and executive officers are required to report periodically their ownership of the Company's stock and any changes in ownership to the SEC. Based on written representations made by these affiliates to the Company and a review of Forms 3, 4 and 5, it appears that all such reports for these persons were filed in a timely fashion in 2011, except for a late Form 4 filing by James W. Roquemore on November 15, 2011 for four direct open market purchases, two indirect open market purchases, a direct open market sale, and three indirect open market sales, some of which were broker sales in a managed account and not directed by Mr. Roquemore.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        The Audit Committee has appointed Dixon Hughes Goodman LLP, certified public accountants, as the independent registered public accounting firm for the Company and its subsidiary for the current fiscal year ending December 31, 2012, subject to ratification by the Company's shareholders. Dixon Hughes Goodman LLP has advised the Company that neither the firm nor any of its partners has any direct or material interest in the Company and its subsidiary except as independent registered auditors and certified public accountants of the Company. Representatives of Dixon Hughes Goodman LLP are expected to be at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

AUDIT COMMITTEE REPORT

        The Audit Committee oversees the Company's financial reporting process, including internal controls, on behalf of the Board of Directors. The committee is composed of six directors of the Company, each of whom is independent as defined by the rules of The NASDAQ Stock Market applicable to directors who serve on the Audit Committee. The Audit Committee operates under an Audit Committee charter that complies with the requirements regarding Audit Committees established by the Sarbanes-Oxley Act of 2002 and the rules and regulations of the SEC and The NASDAQ Stock Market.

        Management has the primary responsibility for the Company's financial statements, internal controls, and financial reporting. The Company's independent registered public accounting firm is responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles and the effectiveness of internal controls over financial reporting as specified by the Sarbanes-Oxley Act of 2002.

        In the context of its responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2011 audited financial statements. The Audit Committee discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures and letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence and discussed with them their independence from the Company and its management. The Audit Committee also has considered whether the independent registered public accounting firm's provision of non-audit services, as set forth in the section entitled Audit and Other Fees below, is compatible with the auditor's independence.

        Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended December 31, 2011 for filing with the SEC.

        This report is provided by the following independent directors, who comprise the Audit Committee:

M. Oswald Fogle, Chairman	Kevin P. Walker	Luther J. Battiste, III
Ralph W. Norman, Jr.	Herbert G. Gray	Alton C. Phillips

AUDIT AND OTHER FEES

        The Audit Committee selected Dixon Hughes Goodman LLP as the Company's Independent Registered Public Accounting Firm for the year ended December 31, 2011. Fees for professional services provided for the respective fiscal years ended December 31 are set forth below:

	2011	2010
Dixon Hughes Goodman LLP:
Audit fees(1)	$518,786	$535,503
Audit related fees(2)	54,525	40,500
Tax fees(3)	60,775	41,151

	$634,086	$617,154

(1)
All fees related to the financial statement audit, audit of internal controls over financial reporting, and attesting to internal control over financial reporting in accordance with the Federal Deposit Insurance Corporation Improvement Act of 1991. In 2011, this also included audit procedures related to the assets and liabilities acquired in the FDIC assisted transactions of Habersham Bank and BankMeridian. In 2010, audit fees included an opening balance sheet audit of the assets and liabilities acquired in the FDIC assisted transaction of Community Bank & Trust.

(2)
Audit-related fees are for services rendered in connection with audits of the Company's employee benefit plans and required reports of compliance related to the Company's participation in certain HUD lending programs. In 2011, this also included consultations concerning acquisition accounting related to the pending Peoples Bancorporation, Inc., merger and FDIC assisted acquisitions closed during 2011.

(3)
Tax fees are for services rendered primarily in connection with the preparation of federal and state income and bank tax returns, calculation of quarterly estimated income tax payment amounts and research associated with various tax-related issues that affect the Company.

 Pre-Approval Policy

        The Audit Committee's policy is to pre-approve all audit and non-audit services provided by the independent registered public accounting firm. Under the policy, and in accordance with the Sarbanes-Oxley Act of 2002, the Audit Committee may delegate pre-approval authority to one or more of its members. However, any member to whom such authority is delegated is required to report on any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee pre-approved all services provided by Dixon Hughes Goodman LLP during 2011 and 2010. None of the services were performed by individuals who were not employees of the independent registered public accounting firm.

AVAILABILITY OF ANNUAL REPORT ON FORM 10-K

        The Company is mailing to shareholders contemporaneously with these proxy materials a copy of its Annual Report on Form 10-K for the year ended December 31, 2011, filed with the SEC. Further inquiries regarding the Form 10-K should be directed to: SCBT Financial Corporation, P.O. Box 1030, Columbia, South Carolina 29202, Attention: Donald E. Pickett, Chief Financial Officer and Executive Vice President.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        No current or former officer, and no other member of the Compensation Committee, has directly or indirectly entered into any transactions with the Company of a nature that would be required to be disclosed in this proxy statement.

OTHER BUSINESS

        The Company does not know of any other business to be presented at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, however, it is the intention of the persons named in the accompanying proxy to vote such proxy in accordance with their best judgment.

 Appendix A

SCBT FINANCIAL CORPORATION
OMNIBUS STOCK AND PERFORMANCE PLAN

ARTICLE I
DEFINITIONS

1.1
"Agreement" means a written agreement (including any amendment or supplement thereto) between the Company and a Participant specifying the terms and conditions of an Award issued to such Participant.

1.2
"Applicable Exchange" means NasdaqGS or such other securities exchange as may at the applicable time be the principal market for the Common Stock.

1.3
"Award" means, individually or collectively, any Incentive Stock Option, Non-Qualified Stock Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit Award, Performance Unit, Cash Award or Other Stock-Based Award granted pursuant to the terms of this Plan.

1.4
"Board" means the board of directors of the Company.

1.5
"Cash Award" has the meaning set forth in Article X of the Plan.

1.6
"Change of Control" means the occurrence of the following:

(a)
any "person" as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than (i) the Company, (ii) any subsidiary of the Company, (iii) any trustee or other fiduciary holding securities under an employee benefit plan of the Company or of any subsidiary of the Company, or (iv) any company owned, directly or indirectly, by the shareholder of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the "beneficial owner" (as defined in Section 13(d) of the Exchange Act), together with all Affiliates and Associates (as such terms are used in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) of such person, directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities; or

(b)
the consummation of a merger or consolidation of the Company or any of its affiliates with any other company, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), in combination with the ownership of any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any subsidiary of the Company, at least fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) after which no "person" (with the method of determining "beneficial ownership" used in clause (a) of this definition) owns more than thirty percent (30%) of the combined voting power of the securities of the Company or the surviving entity of such merger or consolidation; or

(c)
during any period of two consecutive years (not including any period prior to the execution of the Plan), individuals who at the beginning of such period constitute the Board, and any new director (other than a director designated by a person who has conducted or threatened a proxy contest, or has entered into an agreement with the Company to effect a transaction described in clause (a), (b) or (d) of this definition) whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved cease for any reason to constitute at least a majority thereof; or

  (d)
  the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets.

1.7
"Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, the Treasury Regulations thereunder and other relevant interpretive guidance issued by the Internal Revenue Service or the Treasury Department. Reference to any specific section of the Code shall be deemed to include such regulations and guidance, as well as any successor provision of the Code.

1.8
"Committee" means the compensation committee of the Board or such other committee of the Board as it may designate.

1.9
"Common Stock" means the common stock, $2.50 par value per share, of the Company.

1.10
"Company" means SCBT Financial Corporation.

1.11
"Date of Grant" means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Agreement.

1.12
"Disaffiliation" means a Subsidiary's ceasing to be a Subsidiary for any reason (including, without limitation, as a result of a public offering, or a spinoff or sale by the Company, of the stock of the Subsidiary) or a sale of a division of the Company.

1.13
"Eligible Individuals" mean directors, officers and employees of the Company or any of its Subsidiaries who are or will be responsible for or contribute to the management, growth or profitability of the business of the Company or any of its Subsidiaries.

1.14
"Exchange Act" means the Securities Exchange Act of 1934, as amended.

1.15
"Exercise Price" means the price per share for Common Stock that may be purchased upon the exercise of an Option or the price at which a SAR may be exercised; provided, however, that the Exercise Price per share may not be less than the Fair Market Value of the Common Stock that may be purchased on the Date of Grant.

1.16
"Fair Market Value" on any relevant date means the closing sales price of a share of Common Stock on such date on the Applicable Exchange, or, if the Common Stock is not so listed or admitted to trading, the average of the per share closing bid price and per share closing asked price on such date as quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or such other market in which such prices are regularly quoted, or, if there have been no published bid or asked quotations with respect to shares on such date, the Fair Market Value shall be the value established by the Board in good faith and in accordance with Section 409A of the Code and, in the case of an Incentive Stock Option, Section 422 of the Code.

1.17
"Full-Value Grant" means any Award other than an Option or SAR.

1.18
"Incentive Stock Option" means an Option that is intended to qualify as an "incentive stock option" under Section 422 of the Code.

1.19
"Non-Qualified Stock Option" means an Option other than an Incentive Stock Option.

1.20
"Option" means an instrument that entitles the holder to purchase from the Company a stated number of shares of Common Stock at a designated Exercise Price.

1.21
"Other Stock-Based Award" means Awards of Common Stock and other Awards that are valued in whole or in part by reference to, or are otherwise based upon, Common Stock, including (without limitation) unrestricted stock, dividend equivalents, and convertible debentures.

1.22
"Participant" means an Eligible Individual who has received an Award.

1.23
"Performance Goals" means the performance goals established by the Committee in connection with the grant of Awards. In the case of Qualified Performance-Based Awards, (i) such goals shall be based on the attainment of specified levels of one or more of the following measures: stock price, earnings (including earnings before taxes, earnings before interest and taxes or earnings before interest, taxes, depreciation and amortization), prescribed rating, earnings per share, operating earnings per share, return on equity, return on assets or operating assets, percentage of non-performing assets, asset quality, level of classified assets, net interest margin, loan portfolio growth, efficiency ratio, deposit portfolio growth, liquidity, market share, objective customer service measures or indices, economic value added, shareholder value added, embedded value added, combined ratio, pre- or after-tax income, net income, cash flow (before or after dividends), cash flow per share (before or after dividends), gross margin, risk-based capital, revenues, revenue growth, return on capital (including return on total capital or return on invested capital), cash flow return on investment, cost control, gross profit, operating profit, cash generation, unit volume, sales, asset quality, cost saving levels, market-spending efficiency, core non-interest income or change in working capital, in each case with respect to the Company or any one or more Subsidiaries, divisions, business units or business segments thereof, either in absolute terms or relative to the performance of one or more other companies (including an index covering multiple companies) and (ii) such Performance Goals shall be set by the Committee within the time period prescribed by Section 162(m) of the Code.

1.24
"Performance Period" means that period established by the Committee at the time any Performance Unit is granted or at any time thereafter during which any Performance Goals specified by the Committee with respect to such Award are to be measured.

1.25
"Performance Unit" means any Award granted under Article IX of this Plan of a unit valued by reference to a designated amount of cash or property other than Shares, which value may be paid to the Participant by delivery of such property as the Committee shall determine, including, without limitation, cash, Shares, or any combination thereof, upon achievement of such Performance Goals during the Performance Period as the Committee shall establish at the time of such grant or thereafter.

1.26
"Plan" means the SCBT Financial Corporation Omnibus Stock and Performance Plan.

1.27
"Qualified Performance-Based Award" means an Award intended to qualify for the Section 162(m) Exemption, as provided in Article XII, of this Plan.

1.28
"Restricted Stock" means an Award granted pursuant to Article VII of this Plan.

1.29
"Restricted Stock Unit" has the meaning set forth in Article VIII of this Plan.

1.30
"Rule 16b-3" means Rule 16b-3, as promulgated by the Securities and Exchange Commission under Section 16(b) of the Exchange Act, or any successor rule or regulation.

1.31
"Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code that is set forth in Section 162(m)(4)(C) of the Code.

1.32
"SAR" means a stock appreciation right that entitles the Participant to receive, in cash, Common Stock or a combination thereof, value equal to (or otherwise based on) the difference between (i) the Fair Market Value of a specified number of shares of Common Stock at the time of exercise, and (ii) the Exercise Price for such shares as established by the Committee.

1.33
"Securities Broker" means the registered securities broker acceptable to the Company who agrees to effect the cashless exercise of an Option pursuant to this Plan.

1.34
"Share" means a share of Common Stock.

1.35
"Subsidiary" means any corporation, partnership, joint venture, limited liability company or other entity during any period in which at least a 50% voting or profits interest is owned, directly or indirectly, by the Company or any successor to the Company.

ARTICLE II
PURPOSES

        This Plan has been established to attract and retain Eligible Individuals, to motivate Participants by means of appropriate incentives to achieve the goals of the Company, and to provide incentive compensation opportunities that are competitive with those of other similar companies. The Plan is intended to assist the Company in recruiting and retaining the services of Eligible Individuals by enabling them to participate in the future success and growth of the Company and to associate their interests with those of the Company and its shareholders.

ARTICLE III
ADMINISTRATION

3.1
Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two directors, and shall be appointed by and serve at the pleasure of the Board. Subject to the terms and conditions of this Plan, the Committee shall have plenary authority to grant Awards to Eligible Individuals pursuant to the terms of the Plan. Among other things, the Committee shall have the authority, subject to the terms of the Plan, to take the following actions:

(a)
select the Eligible Individuals who shall receive Awards;

(b)
determine the number of Shares to be covered by each Award;

(c)
approve the form of any Agreement and determine the terms and conditions of any Award made hereunder, including, but not limited to, the Exercise Price, any vesting conditions, restrictions or limitations and any vesting acceleration, based on such factors as the Committee shall determine;

(d)
modify, amend or adjust the terms and conditions of any Award, at any time or from time to time, including, but not limited to, Performance Goals; provided, however, that the Committee may not adjust upwards the amount payable with respect to any Qualified Performance-Based Award;

(e)
determine to what extent and under what circumstances Common Stock and other amount payable with respect to an Award shall be deferred;

(f)
determine under what circumstances an Award may be settled in cash, Shares, other property or a combination of the foregoing;

(g)
adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable;

(h)
interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Agreement relating thereto) and to otherwise supervise the administration of the Plan; and

(i)
otherwise administer this Plan.

Notwithstanding the foregoing, the Committee may not, without shareholder approval, reprice any outstanding Option or SAR by reducing the Exercise Price thereof or canceling such Award in exchange for cash, other Awards or Options or SAR with an Exercise Price that is less than the Exercise Price of the pre-cancellation Option or SAR.

3.2
Procedures.

(a)
The Committee may act only by a majority of its members then in office, except that the Committee may, except to the extent prohibited by applicable law or the listing standards of the Applicable Exchange and subject to Section 12.3, allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time.

(b)
Any authority granted to the Committee may be exercised by the full Board. To the extent that any permitted action taken by the Board conflicts with action taken by the Committee, the Board action shall control.

3.3
Discretion of the Committee. Any determination made by the Committee with respect to any Award shall be made in the sole discretion of the Committee at the time of the Award or, unless in contravention of any express term of the Plan, at any time thereafter. All decisions made by the Committee pursuant to the provisions of the Plan shall be binding and conclusive on all persons, including the Company, the Participants and Eligible Individuals.

ARTICLE IV
TERMS OF AWARDS

4.1
Eligibility. Any Eligible Individual may receive one or more Awards as determined by the Committee.

4.2
Awards. Each Award shall be subject to such conditions, restrictions and contingencies as the Committee shall determine. The Committee shall specify the number of Shares subject to each Award and the Exercise Price (if applicable). All Awards granted under this Plan shall be evidenced by Agreements which shall be subject to applicable provisions of this Plan and to such other provisions as the Committee may adopt. The effectiveness of an Award shall be subject to the Agreement's being signed by the Company and the Participant receiving the Award unless otherwise provided in the Agreement. Agreements may be amended only in accordance with Section 14.6 hereof.

4.3
Nontransferability. In addition to any other restrictions set forth in this Plan or imposed by the Committee, all Awards shall be nontransferable except by will or by the laws of descent and distribution. At the discretion of the Committee, an Award may be forfeited immediately upon such instrument becoming subject to any obligation or liability of the Participant or any lien, charge or encumbrance.

ARTICLE V
STOCK SUBJECT TO PLAN

5.1
Plan Maximums. The total number of Shares available for delivery pursuant to Awards granted under this Plan is 1,684,000. Delivery of Shares pursuant to a Full-Value Grant shall reduce the number of Shares available for delivery pursuant to Awards under this Plan by 2.06 times the number of Shares delivered pursuant to such Full-Value Grant, and delivery of Shares pursuant to an Option or SAR shall reduce the number of Shares available under this Plan by one Share for each such Share delivered. The maximum number of Shares that may be granted pursuant to

  Options intended to be Incentive Stock Options shall be 1,684,000 Shares. Such maximum numbers of shares of Common Stock is subject to adjustment as provided in Article XI.

5.2
Individual Limits. No Participant may be granted Qualified Performance-Based Awards (other than Options and SARs) covering in excess of 100,000 Shares during any calendar year. No Participant may be granted Options and SARs covering in excess of 200,000 Shares during any calendar year.

5.3
Rules for Calculating Shares Delivered. To the extent that any Award is forfeited, terminates or fails to vest before the Participant receives the full and unrestricted benefits of ownership of the underlying Common Stock (other than voting rights and the right to receive dividends with respect to Restricted Stock), or if any Option or SAR terminates without being exercised or any Award is settled for cash, the Shares subject to such Awards not delivered as a result thereof shall again be available for issuance in connection with other Awards under the Plan. If the Exercise Price of any Option or SAR and/or if the tax withholding obligations relating to any Award are satisfied by delivering Shares (either actually or through attestation) or withholding Shares relating to such Award, the gross number of Shares subject to the Award shall nonetheless be deemed to have been granted for purposes of the first sentence of Section 5.1.

ARTICLE VI
OPTIONS AND STOCK APPRECIATION RIGHTS

6.1
Grants. The Committee may designate Eligible Individuals to whom Options or SARs may be granted and will specify the number of Shares covered by the Options or SARs and the Exercise Price thereof in the applicable Agreement. An Option may be granted with or without a related SAR. A SAR may be granted with or without a related Option.

6.2
Incentive Stock Options and Non-Qualified Stock Options. The Committee shall designate at the time an Option is granted, and the applicable Agreement shall indicate, whether the Option is intended to be treated as an Incentive Stock Option or a Non-Qualified Stock Option. No Option that is intended to be an Incentive Stock Option shall be invalid for failure to qualify as an Incentive Stock Option under Section 422 of the Code, and any such Option that fails to so qualify as an Incentive Stock Option shall be treated as a Non-Qualified Stock Option. For purposes of determining the applicability of Section 422 of the Code, or in the event that the terms of any Option provide that it may be exercised only during employment or within a specified period of time after termination of employment, the Committee may decide to what extent leaves of absence for governmental or military service, illness, temporary disability, or other reasons shall not be deemed interruptions of continuous employment.

6.3
Additional Rules for Incentive Stock Options. Notwithstanding anything contained herein to the contrary, no Option which is intended to qualify as an Incentive Stock Option may be granted to an Eligible Employee who at the time of such grant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, unless at the time such Option is granted the Exercise Price is at least 110% of the Fair Market Value of a Share and such Option by its terms is not exercisable after the expiration of five years from the date such Option is granted. In addition, the aggregate Fair Market Value of the Shares (determined at the time the Option to acquire Shares is granted) for which Incentive Stock Options are exercisable for the first time by an optionee during any calendar year, under all of the incentive stock option plans of the Company and of any Subsidiary, may not exceed $100,000. To the extent an Option that by its terms was intended to be an Incentive Stock Option exceeds this $100,000 limit, the portion of the Option in excess of such limit shall be treated as a Non-Qualified Stock Option.

6.4
Vesting. The Committee may prescribe that a Participant's rights in Options or SARs shall be forfeitable or otherwise restricted for a period of time and/or until certain financial performance objectives are satisfied as determined by the Committee in its sole discretion and set forth in the applicable Agreement.

6.5
Exercise. The period in which an Option or SAR may be exercised shall be determined by the Committee on the Date of Grant, but no Option or SAR shall be exercisable after the expiration of 10 years from the Date of Grant of such Option or SAR. Subject to the terms of this Plan, a vested Option or SAR may be exercised in whole at any time or in part from time to time at such times and in compliance with such requirements as the Committee shall determine and as reflected in the corresponding Agreement; provided, however, that a SAR that is related to an Option may be exercised only to the extent that the related Option is exercisable and when the Fair Market Value per Share exceeds the Exercise Price per Share of the related Option. A partial exercise of an Option or SAR shall not affect the right of the Participant thereafter to exercise the Option or SAR from time to time in accordance with the Plan and the corresponding Agreement with respect to remaining Shares subject to the Option or SAR. The exercise of an Option shall result in the termination of a related SAR to the extent of the number of Shares with respect to which the Option is exercised, and the exercise of a SAR shall result in the termination of a related Option to the extent of the number of Shares with respect to which the SAR is exercised.

6.6
Method of Exercise. Subject to the provisions of this Article VI, vested Options and vested SARs may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of Shares subject to the Option or SAR to be purchased. In the case of the exercise of an Option, such notice shall be accompanied by payment in full of the aggregate purchase price (which shall equal the product of such number of Shares subject to such Options multiplied by the applicable Exercise Price) by certified or bank check or such other instrument or process as the Committee may permit in its sole discretion. If approved by the Committee, payment in full or in part may be made as follows:

(a)
In the form of unrestricted Shares (by delivery of such Shares or by attestation) already owned by the Participant of the same class as the Common Stock subject to the Option (based on the Fair Market Value of the Common Stock on the date the Option is exercised); provided, however, that, in the case of an Incentive Stock Option, the right to make a payment in the form of already owned shares of Common Stock of the same class as the Common Stock subject to the Option may be authorized only at the time the Option is granted;

(b)
To the extent permitted by applicable law, by delivering a properly executed exercise notice to the Company, together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and, if requested, by the amount of any federal, state, local or foreign withholding taxes. To facilitate the foregoing, the Company may, to the extent permitted by applicable law, enter into agreements for coordinated procedures with one or more brokerage firms; or

(c)
By instructing the Company to withhold a number of such shares having a Fair Market Value (based on the Fair Market Value of the Common Stock on the date the applicable Option is exercised) equal to the product of (A) the Exercise Price multiplied by (B) the number of Shares in respect of which the Option shall have been exercised.

6.7
Delivery; Shareholder Rights. No Shares will be delivered pursuant to the exercise of an Option until the Exercise Price therefor has been fully paid and applicable taxes have been withheld. No

  Participant shall have any rights as a shareholder with respect to Shares subject to an Option or a SAR until such Option or SAR is exercised and such Shares are issued.

6.8
Dividends and Dividend Equivalents. Dividends and dividend equivalents shall not be paid or accrued on Options or SARs, and provided further with respect to any Full-Value Grant Award that is subject to Performance Goals, will only be paid to the Participant upon vesting of the underlying Full-Value Grant Award.

ARTICLE VII
RESTRICTED STOCK

7.1
Administration. Shares of Restricted Stock are actual Shares issued to a Participant and may be awarded alone or in addition to other Awards granted under this Plan. The Committee may designate Eligible Individuals to whom an Award of Restricted Stock is to be made, will specify the number of Shares covered by such Award, the conditions for vesting, the time or times within which such Awards may be subject to forfeiture and any other terms and conditions of the Awards in the applicable Agreement, in addition to those contained in Section 7.3.

7.2
Awards and Certificates. Awards shall be evidenced in such manner as the Committee may deem appropriate, including book-entry registration or issuance of one or more stock certificates. Any certificate issued in respect of Restricted Stock shall be registered in the name of such Participant and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

      "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the SCBT 2012 Stock Incentive Plan and the applicable Agreement, dated as of            ,            . Copies of such Plan and Agreement are on file at the offices of SCBT, 520 Gervais St., Columbia, SC 29201."

7.3
Terms and Conditions. Shares or Restricted Stock shall be subject to the following terms and conditions:

(a)
The Committee shall, prior to or at the time of grant, condition (A) the vesting of an Award of Restricted Stock upon the continued service of the applicable Participant, or (B) the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of an Award of Restricted Stock upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate an Award of Restricted Stock as a Qualified Performance-Based Award. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant.

(b)
Subject to the provisions of this Plan and the applicable Agreement, during the period, if any, set by the Committee, commencing with the Date of Grant of such Restricted Stock Award for which such vesting restrictions apply (the "Restriction Period"), and until the expiration of the Restriction Period, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Shares of Restricted Stock.

(c)
Subject to the provisions of the applicable Agreement, if and when any applicable Performance Goals are satisfied and the Restriction Period expires without a prior forfeiture of the Shares of Restricted Stock for which legended certificates have been issued, unlegended certificates for such Shares shall be delivered to the Participant upon surrender of the legended certificates.

7.4
Shareholder Rights. Prior to the time that Shares of Restricted Stock have fully vested and become transferable, a Participant shall have all rights of a shareholder with respect to such Shares of Restricted Stock, including the right to receive dividends (which, with respect to Shares of Restricted Stock that are subject to Performance Goals, will only be paid to the Participant when such Shares of Restricted Stock relating to the dividend vest) and vote the Shares; provided, however, that (i) a Participant may not sell, transfer, pledge, exchange, hypothecate, or otherwise dispose of such Shares of Restricted Stock, (ii) the Company shall retain custody of the certificates evidencing such Shares of Restricted Stock, and (iii) the Participant will deliver to the Company a stock power, endorsed in blank, with respect to each Award of Restricted Stock.

ARTICLE VIII
RESTRICTED STOCK UNITS

8.1
Award. Restricted stock units and deferred share rights (together, "Restricted Stock Units") are awards denominated in Shares that will be settled, subject to the terms and conditions of the Restricted Stock Units, in an amount in cash, Shares, or a combination of both, based upon the Fair Market Value of a specified number of Shares.

8.2
Terms and Conditions. Restricted Stock Units shall be subject to the following terms and conditions:

(a)
The Committee shall, prior to or at the time of grant, condition (A) the vesting of Restricted Stock Units upon the continued service of the applicable Participant, or (B) the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant. In the event that the Committee conditions the grant or vesting of Restricted Stock Units upon the attainment of Performance Goals or the attainment of Performance Goals and the continued service of the applicable Participant, the Committee may, prior to or at the time of grant, designate the Restricted Stock Units as a Qualified Performance-Based Award. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable Performance Goals) need not be the same with respect to each Participant. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest, or at a later time specified by the Committee in the applicable Agreement, or, if the Committee so permits, in accordance with an election of the Participant.

(b)
Subject to the provisions of this Plan and the applicable Agreement, during the Restriction Period, if any, set by the Committee, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

8.3
Shareholder Rights. A Participant who has received an Award of Restricted Stock Units shall have no rights as a shareholder with respect to such Restricted Stock Units. However, an Agreement with respect to Restricted Stock Units may provide for the crediting of a Participant's Restricted Stock Unit account with cash or stock dividends declared with respect to the Common Stock represented by such Restricted Stock Unit.

 ARTICLE IX
PERFORMANCE UNITS

        Performance Units may be issued hereunder to Eligible Individuals, for no cash consideration or for such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under this Plan. The Performance Goals to be achieved during any Performance Period and the length of the Performance Period shall be determined by the Committee upon the grant of each Performance Unit. The Committee may, in connection with the grant of Performance Units, designate them as Qualified Performance-Based Awards. The conditions for grant or vesting and the other provisions of Performance Units (including without limitation any applicable Performance Goals) need not be the same with respect to each recipient. Performance Units may be paid in cash, Shares, other property or any combination thereof, in the sole discretion of the Committee as set forth in the applicable Agreement. The maximum value of the property, including cash, that may be paid or distributed to any Participant pursuant to a grant of Performance Units made in any one calendar year shall be $2,500,000.

ARTICLE X
OTHER STOCK-BASED AWARDS; CASH AWARDS

10.1
Other Stock-Based Awards. Other Stock-Based Awards may be granted either alone or in conjunction with other Awards granted under this Plan.

10.2
Cash Awards. The Committee may grant cash awards ("Cash Awards") to any Participant. The Committee shall determine the terms and conditions of such Cash Awards, including, without limitation, performance criteria which must be satisfied and the applicable Performance Period, if any. The maximum value of Cash Awards that may be paid or payable to any Participant in one calendar year shall be $2,500,000.

ARTICLE XI
ADJUSTMENT UPON CHANGE IN COMMON STOCK

11.1
Adjustment. In the event of a merger, consolidation, acquisition of property or shares, stock rights offering, liquidation, disposition for consideration of the Company's direct or indirect ownership of a Subsidiary (including by reason of a Disaffiliation), or similar event affecting the Company or any of its Subsidiaries (each, a "Corporate Transaction"), the Committee or the Board may in its discretion make such substitutions or adjustments as it deems appropriate and equitable to (a) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan; (b) the various maximum limitations set forth in Article V upon certain types of Awards and upon the grants to individuals of certain types of Awards; (c) the number and kind of Shares or other securities subject to outstanding Awards; and (d) the Exercise Price of outstanding Awards. In the event of a stock dividend, stock split, reverse stock split, reorganization, share combination, or recapitalization or similar event affecting the capital structure of the Company, or a Disaffiliation, separation or spinoff, in each case without consideration, or other extraordinary dividend of cash or other property to the Company's shareholders (each, a "Share Change"), the Committee or the Board shall make such substitutions or adjustments as it deems appropriate and equitable to (i) the aggregate number and kind of Shares or other securities reserved for issuance and delivery under this Plan; (ii) the various maximum limitations set forth in Article V upon certain types of Awards and upon the grants to individuals of certain types of Awards; (iii) the number and kind of Shares or other securities subject to outstanding Awards; and (iv) the Exercise Price of outstanding Awards. In the case of Corporate Transactions, such adjustments may include, without limitation, (A) the cancellation of outstanding Awards in exchange for payments of cash, property or a combination thereof having an aggregate value equal to the value of such Awards, as determined by the

  Committee or the Board in its sole discretion (it being understood that in the case of a Corporate Transaction with respect to which shareholders of Common Stock receive consideration other than publicly traded equity securities of the ultimate surviving entity, any such determination by the Committee that the value of an Option or SAR shall for this purpose be deemed to equal the excess, if any, of the value of the consideration being paid for each Share pursuant to such Corporate Transaction over the Exercise Price of such Option or SAR shall conclusively be deemed valid); (B) the substitution of other property (including, without limitation, cash or other securities of the Company and securities of entities other than the Company) for the Shares subject to outstanding Awards; and (C) in connection with any Disaffiliation, arranging for the assumption of Awards, or replacement of Awards with new awards based on other property or other securities (including, without limitation, other securities of the Company and securities of entities other than the Company), by the affected Subsidiary or division or by the entity that controls such Subsidiary or division following such Disaffiliation (as well as any corresponding adjustments to Awards that remain based upon Company securities). The Committee may adjust the Performance Goals applicable to any Awards to reflect any unusual or non-recurring events and other extraordinary items, impact of charges for restructurings, discontinued operations, and the cumulative effects of accounting or tax changes, each as defined by generally accepted accounting principles or as identified in the Company's financial statements, notes to the financial statements, management's discussion and analysis or other the Company's filings with the Securities and Exchange Commission, provided that in the case of Performance Goals applicable to any Qualified Performance-Based Awards, such adjustment does not violate Section 162(m) of the Code.

11.2
Section 409A of the Code; Incentive Stock Options. Notwithstanding the foregoing: any adjustments made pursuant to Section 11.1 to (a) Incentive Stock Options shall be made in accordance with Section 424(h) of the Code unless the Committee determines otherwise; (b) Awards that are considered "deferred compensation" within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; and (c) Awards that are not considered "deferred compensation" subject to Section 409A of the Code shall be made in such a manner as intended to ensure that after such adjustments, either (i) the Awards continue not to be subject to Section 409A of the Code or (ii) there does not result in the imposition of any penalty taxes under Section 409A of the Code in respect of such Awards.

ARTICLE XII
QUALIFIED PERFORMANCE-BASED AWARDS;
SECTION 16(B)

12.1
The provisions of this Plan are intended to ensure that all Options and SARs granted hereunder to any Participant who is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) in the tax year in which such Option or SAR is expected to be deductible to the Company qualify for the Section 162(m) Exemption, and, unless otherwise determined by the Committee, all such Awards shall therefore be considered Qualified Performance-Based Awards and this Plan shall be interpreted and operated consistent with that intention (including, without limitation, to require that all such Awards be granted by a committee composed solely of members who satisfy the requirements for being "outside directors" for purposes of the Section 162(m) Exemption ("Outside Directors")). When granting any Award other than an Option or SAR, the Committee may designate such Award as a Qualified Performance-Based Award, based upon a determination that (i) the recipient is or may be a "covered employee" (within the meaning of Section 162(m)(3) of the Code) with respect to such Award, and (ii) the Committee wishes such Award to qualify for the Section 162(m) Exemption, and the terms of any such Award (and of the grant thereof) shall be consistent with such designation (including, without limitation, that all such Awards be granted by a committee composed solely of Outside Directors). To the extent required to comply with the Section 162(m) Exemption, no later than 90 days following the commencement of a Performance Period or, if earlier, by the expiration of 25% of a Performance Period, the Committee will designate one or more Performance Periods, determine the Participants for the Performance Periods and establish the Performance Goals for the Performance Periods.

12.2
Each Qualified Performance-Based Award (other than an Option or SAR) shall be earned, vested and/or payable (as applicable) upon the achievement of one or more Performance Goals, together with the satisfaction of any other conditions, such as continued employment, as the Committee may determine to be appropriate.

12.3
The full Board shall not be permitted to exercise authority granted to the Committee to the extent that the grant or exercise of such authority would cause an Award designated as a Qualified Performance-Based Award not to qualify for, or to cease to qualify for, the Section 162(m) Exemption.

12.4
The provisions of this Plan are intended to ensure that no transaction under this Plan is subject to (and not exempt from) the short-swing recovery rules of Section 16(b) of the Exchange Act ("Section 16(b)"). Accordingly, the composition of the Committee shall be subject to such limitations as the Board deems appropriate to permit transactions pursuant to this Plan to be exempt (pursuant to Rule 16b-3 promulgated under the Exchange Act) from Section 16(b), and no delegation of authority by the Committee shall be permitted if such delegation would cause any such transaction to be subject to (and not exempt from) Section 16(b).

ARTICLE XIII
COMPLIANCE WITH LAW AND
APPROVAL OF REGULATORY BODIES

        No Award shall be exercisable, no Common Stock shall be issued, no certificates for Shares shall be delivered, and no payment shall be made under this Plan except in compliance with all applicable Federal and state laws and regulations (including, without limitation, withholding tax requirements) and the rules of any Applicable Exchange. The Company may rely on an opinion of its counsel as to such compliance. Any share certificate issued to evidence Common Stock for which an Award is exercised or issued may bear such legends and statements as the Committee may deem advisable to assure compliance with Federal and state laws and regulations. No Award shall be exercisable (to the extent applicable), no Common Stock shall be issued, no certificate for Shares shall be delivered, and no payment shall be made under this Plan until the Company has obtained such consent or approval as the Committee may deem advisable from regulatory bodies having jurisdiction over such matters.

ARTICLE XIV
GENERAL PROVISIONS

14.1
Limitations on Participant Rights. Neither a Participant nor any other person shall, by reason of participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Common Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guaranty that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person. The Plan does not constitute a contract of employment, and selection as a Participant shall not give such Participant the right to be retained in the employ of the Company or any Subsidiary, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

14.2
Tax Withholding. All issuances, payments and distributions under the Plan are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any shares or other benefits under the Plan on satisfaction of applicable withholding obligations. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the Participant is otherwise entitled under the Plan.

14.3
Unfunded Plan. No Award issued or made hereunder, to the extent it requires the payment of cash, shall be required to be funded prior to being due and payable, and the Company shall not be required to segregate any assets that may at any time be represented by an Award under this Plan.

14.4
Change of Control. Unless otherwise determined by the Committee, immediately prior to consummation of a Change of Control, (i) all outstanding Options and SARs shall become fully vested and exercisable and (ii) all restrictions on any Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards that are not subject to Performance Goals shall lapse, and such Awards shall become free of all restrictions and become fully vested and transferable to the full extent of the original grant and (iii) all restrictions on any Restricted Stock, Restricted Stock Units, Cash Awards or Other Stock-Based Awards that are subject to Performance Goals shall lapse, and such Awards shall become free of all restrictions and become fully vested and transferable, in each case, to the extent set forth in the applicable Agreement. The Committee shall, in its sole and absolute discretion, establish such terms and conditions as may be required to permit a Participant to exercise an Option or SAR that shall terminate in connection with a Change of Control.

14.5
Rules of Construction. Headings are given to the articles and sections of this Plan for ease of reference. The reference to any statute, regulation, or other provision of law shall be construed to refer to any amendment to or successor of such provision of law.

14.6
Amendment. The Board or the Committee may amend or terminate this Plan at any time and from time to time; provided, however, that no amendment may become effective until shareholder approval is obtained if (a) the amendment would permit the Company to reprice any outstanding Option or SAR (by reducing the Exercise Price thereof or canceling such Award in exchange for cash, other Awards or Options or SAR with an Exercise Price that is less than the Exercise Price of the pre-cancellation Option or SAR) (b) such approval is required by applicable law or the listing standards of the Applicable Exchange as in effect as of or after the date hereof, (c) the amendment materially increases the aggregate number of Shares that may be issued pursuant to Awards, (d) the amendment materially increases the benefits to Participants under the Plan, or (e) the amendment materially changes the class of Eligible Individuals. In addition, no amendment of this Plan may become effective until shareholder approval is obtained if such approval is required by the rules and regulations of the stock exchange or market on which Shares are then traded or by applicable law (including the Code). No amendment shall, without a Participant's consent, adversely affect any rights of such Participant under any Award outstanding at the time such amendment is made, except such an amendment made to comply with applicable law, including without limitation Section 409A of the Code, to qualify for the exemption provided by Rule 16b-3, Applicable Exchange listing requirements, accounting rules or to qualify for the exemption provided by Rule 16b-3. No amendment shall be made if it would disqualify Awards under the Plan from the exemption provided by Rule 16b-3. The Committee may amend the terms of any Award theretofore issued under this Plan, prospectively or retrospectively, and include in such amendment the right of the Company to pay a Participant cash in lieu of shares of Common Stock upon the termination (by exercise or otherwise) or settlement of an Award, but no such amendment shall impair the rights of any Participant without the Participant's consent except such an amendment made to cause the Plan, or any Award, to qualify for the exemption provided by Rule 16b-3.

14.7
Effective Date. The Plan shall become effective when adopted by the Board, but the effectiveness of each Award made or issued prior to the approval of this Plan by the Company's shareholders shall be contingent on such shareholder approval. Additionally, no Incentive Stock Option shall be deemed to have been granted unless and until this Plan is approved by the Company's shareholders.

14.8
Governing Law and Interpretation. The Plan and all Awards made and actions taken thereunder shall be governed by and construed in accordance with the laws of the State of South Carolina, without reference to principles of conflict of laws.

14.9
Duration of Plan. No Award may be issued under this Plan before April 24, 2012, or after April 24, 2022 (the "Expiration Date"). All Awards outstanding as of the Expiration Date shall continue to have full force and effect in accordance with the provisions of this Plan and the documents evidencing such Awards.

14.10
Section 409A of the Code. The Plan is intended to comply with the requirements of Section 409A of the Code or an exemption or exclusion therefrom and, with respect to amounts that are subject to Section 409A of the Code, it is intended that this Plan be administered in all respects in accordance with Section 409A of the Code. Each payment under any Award shall be treated as a separate payment for purposes of Section 409A of the Code. In no event may a Participant, directly or indirectly, designate the calendar year of any payment to be made under any Award. Notwithstanding any provision of this Plan or any Agreement to the contrary, in the event that a Participant is a "specified employee" within the meaning of Section 409A of the Code (as determined in accordance with the methodology established by the Company), amounts that constitute "nonqualified deferred compensation" within the meaning of Section 409A of the Code that would otherwise be payable during the six-month period immediately following a Participant's "separation from service" shall instead be paid or provided on the first business day following the date that is six months following the Participant's "separation from service." If the Participant dies following the "separation from service" and prior to the payment of any amounts delayed on account of Section 409A of the Code, such amounts shall be paid to the personal representative of the Participant's estate within 30 days following the date of the Participant's death.

Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 0IFBKD 5 2 B V + Annual Meeting Proxy Card. Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below C Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. Date (mm/dd/yyyy) — Please print date below. + B Non-Voting Items A Proposals — The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposals 2 and 3. Change of Address — Please print new address below. Comments — Please print your comments below. 1. Election of Directors: 01 - M. Oswald Fogle 04 - Thomas E. Suggs 02 - Herbert G. Gray 05 - Kevin P. Walker 2. Proposal to ratify appointment of Dixon Hughes Goodman LLP, Certified Public Accountants, as SCBT Financial Corporation’s independent auditors for 2012. 3. Proposal to approve the Omnibus Stock and Performance Plan. IMPORTANT ANNUAL MEETING INFORMATION 03 - Cynthia A. Hartley 4. And, in the discretion of said agents, upon such other business as may properly come before the meeting, and matters incidental to the conduct of the meeting. For Against Abstain For Against Abstain For Withhold For Withhold For Withhold 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT LINE SACKPACK NNNNNNNNNNNN 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext NNNNNNN 1 3 4 2 8 0 1 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND NNNNNNNNN C 1234567890 J N T NNNNNNNNNNN NNNN C123456789 1234 5678 9012 345 IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. Electronic Voting Instructions You can vote by Internet or telephone! Available 24 hours a day, 7 days a week! Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy. VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR. Proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on April 24, 2012. Vote by Internet • Log on to the Internet and go to www.investorvote.com/ SCBT • Follow the steps outlined on the secured website. Vote by telephone • Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is NO CHARGE to you for the call. • Follow the instructions provided by the recorded message.

This Proxy is Solicited on Behalf of the Board of Directors for the 2012 Annual Meeting of Shareholders Robert R. Hill, Jr., John C. Pollok and Donald E. Pickett, and each of them, with full power of substitution, are hereby appointed as agent(s) of the undersigned to vote as proxies all of the shares of Common Stock of SCBT Financial Corporation held of record by the undersigned on the record date at the annual meeting of shareholders to be held on April 24, 2012, and at any adjournment thereof. YOUR VOTE IS IMPORTANT Regardless of whether you plan to attend the Annual Meeting of Shareholders, you can be sure your shares are represented at the meeting by promptly returning your proxy in the enclosed envelope. THE PROXIES WILL BE VOTED AS INSTRUCTED. IF NO CHOICE IS INDICATED WITH RESPECT TO A MATTER WHERE A CHOICE IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” SUCH MATTER. (Items to be voted appear on the reverse.) . Proxy — SCBT Financial Corporation Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting The proxy statement and 2011 Annual Report to Shareholders (which includes our 2011 Annual Report on Form 10-K) are available at http:// www.scbtonline.com on our Investor Relations page in the SEC Filings section under Documents. IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

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SCBT FINANCIAL CORPORATION 520 Gervais Street Columbia, South Carolina 29201
PROXY STATEMENT FOR THE ANNUAL MEETING OF SHAREHOLDERS to be Held April 24, 2012
ANNUAL REPORT
REVOCATION OF PROXY
QUORUM AND VOTING
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON APRIL 24, 2012
ACTIONS TO BE TAKEN BY THE PROXIES
SHAREHOLDER PROPOSALS AND COMMUNICATIONS
BENEFICIAL OWNERSHIP OF CERTAIN PARTIES
BENEFICIAL OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS
ELECTION OF DIRECTORS
FAMILY RELATIONSHIPS
THE BOARD OF DIRECTORS AND COMMITTEES
Board Leadership Structure and Role in Risk Oversight
PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PROPOSAL 3: TO APPROVE THE 2012 OMNIBUS STOCK AND PERFORMANCE PLAN
EXECUTIVE COMPENSATION Compensation Discussion and Analysis
COMPENSATION COMMITTEE REPORT
SUMMARY COMPENSATION TABLE
GRANTS OF PLAN BASED AWARDS
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END
OPTIONS EXERCISES AND STOCK VESTED
PENSION BENEFITS
Supplemental Executive Retirement Plan
DEFERRED COMPENSATION PLAN
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
DIRECTOR COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
AUDIT AND OTHER FEES
Pre-Approval Policy
AVAILABILITY OF ANNUAL REPORT ON FORM 10-K
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
OTHER BUSINESS
  Appendix A
SCBT FINANCIAL CORPORATION OMNIBUS STOCK AND PERFORMANCE PLAN
ARTICLE I DEFINITIONS
ARTICLE II PURPOSES
ARTICLE III ADMINISTRATION
ARTICLE IV TERMS OF AWARDS
ARTICLE V STOCK SUBJECT TO PLAN
ARTICLE VI OPTIONS AND STOCK APPRECIATION RIGHTS
ARTICLE VII RESTRICTED STOCK
ARTICLE VIII RESTRICTED STOCK UNITS
ARTICLE IX PERFORMANCE UNITS
ARTICLE X OTHER STOCK-BASED AWARDS; CASH AWARDS
ARTICLE XI ADJUSTMENT UPON CHANGE IN COMMON STOCK
ARTICLE XII QUALIFIED PERFORMANCE-BASED AWARDS; SECTION 16(B)
ARTICLE XIII COMPLIANCE WITH LAW AND APPROVAL OF REGULATORY BODIES
ARTICLE XIV GENERAL PROVISIONS